Exhibit 10.63

EXECUTION COPY

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of December 4, 2016 (this “Agreement”), is made by and among LAUREATE EDUCATION, INC., a public benefit corporation organized under the laws of Delaware (the “Company”), Macquarie Sierra Investment Holdings Inc., a Delaware corporation (“Macquarie”), each of the other Persons listed on Schedule A hereto (together with Macquarie, the “Non-Wengen Investors”) and the Current Stockholders (as defined herein) listed on Schedule B hereto (such Current Stockholders, together with the Non-Wengen Investors, the “Investors”).

WHEREAS, the Company has authorized (a) the issuance and sale of 62,000 shares of Convertible Redeemable Preferred Stock, Series A-1 (“Series A-1 Preferred Stock”) and 450,000 Convertible Redeemable Preferred Stock, Series A-2 (the “Series A-2 Preferred Stock” and, together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”), such shares each having such rights, restrictions and privileges as are (or are to be) contained in or accorded by the Certificate of Designations of Convertible Redeemable Preferred Stock, Series A of the Company, to be dated as of the Closing (as defined herein), substantially in the form attached hereto as Annex I (the “Certificate of Designations”), and the other Governing Documents of the Company, and (b) the reservation of the full number of shares of the Company’s common stock, par value $0.001 per share, for issuance upon the conversion of any or all the outstanding shares of Series A Preferred Stock (the “Conversion Stock,” and together with the Series A Preferred Stock, the “Securities”);

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to the willingness of the Investors to enter into this Agreement, the Investors and Wengen (as defined herein) have entered into the Wengen Extension Agreement (as defined herein), and Wengen has delivered to the Investors, copies of the fully executed Wengen Transaction Documents;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Macquarie to enter into this Agreement, the Company has entered into and delivered to Macquarie Capital (as defined herein) the Engagement Letters; and

WHEREAS, at the Closing (as defined herein), each of the Non-Wengen Investors and the Current Stockholders desires to subscribe for and purchase, and the Company desires to issue and sell to each of the Non-Wengen Investors and the Current Stockholders, the number and series of shares of Series A Preferred Stock set forth opposite such Non-Wengen Investors’ and the Current Stockholders’ names on Schedule A and Schedule B hereto, respectively, in each case on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree (as between the Investors, severally and not jointly) as follows:

ARTICLE I

SUBSCRIPTION FOR SECURITIES; CLOSING

Section 1.1                                    Sale and Purchase of Purchased Securities.  On the terms and subject to the conditions hereof and the other Transaction Documents, as applicable, at the Closing, the Company shall sell to each Non-Wengen Investor and Current Stockholder, severally and not joint and severally, and each Non-Wengen Investor and Current Stockholder, severally and not joint and severally, hereby irrevocably subscribes for and agrees to purchase, that type and number of shares of Series A Preferred Stock set forth opposite such Non-Wengen Investor’s and Current Stockholder’s name on Schedule A and Schedule B attached hereto, respectively, at a purchase price of US$1,000 per share of Series A Preferred Stock (the “Per Share Purchase Price”).  The shares of Series A Preferred Stock being purchased by an Investor and Current Stockholders pursuant hereto are referred to as “Purchased Securities”.  The parties hereto acknowledge and agree that the commitment of each Investor herein shall be independent of each other and the failure by an Investor to subscribe for and purchase such Person’s portion of the Purchased Securities as set forth opposite such other Non-Wengen Investor’s or Current Stockholder’s name on Schedule A or Schedule B hereto, respectively, shall not adversely affect the right of the Company and each other Investor to consummate the sale of Purchased Securities pursuant to this Agreement; provided, however, that, notwithstanding any other provision of this Agreement to the contrary, if the Non-Wengen Investors in the aggregate do not pay or cause to be paid to the Company at the Closing cash in an amount equal to at least $263,000,000 (the “Minimum Closing Amount”) pursuant to Section 1.3(a), the Company may, at its option, by written notice to the Investors, elect (a) not to close unless and until the full amount of at least $263,000,000 is paid or caused to be paid to the Company by the Non-Wengen Investors, or (b) close with the Investors ready and prepared to close at the Closing.  The parties hereto acknowledge and agree that if by January 31, 2017 a number of shares of Series A Preferred Stock corresponding to an aggregate amount equal to $400,000,000 has not been issued, sold and paid for pursuant to the terms hereof for any reason, the Company may, at any time prior to March 31, 2017, conduct one or more subsequent Closings and issue and sell to one or more third parties that number of shares of Series A Preferred Stock equaling the difference between $400,000,000 and the aggregate amount previously issued, sold and paid for pursuant hereto on terms consistent with the terms set forth herein and in the Transaction Documents.

Section 1.2                                    The Closing.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the issuance, purchase and sale of the Series A Preferred Stock to an Investor shall take place at one closing (the “Closing”), which shall take place remotely via the exchange of documents, signatures and funds on the date that is not earlier than December 22, 2016 and no later than one (1) Business Day after the last of the conditions to Closing set forth in Article IV and Article V have been satisfied or waived (other than conditions which, by their nature, are to be satisfied at the Closing), or such other date after that date as the Company, on the one hand, and Macquarie and the Requisite Series A Preferred Holders, on the other hand, may mutually agree upon in writing (the “Closing Date”).

Section 1.3                                    Payment and Deliverables.

(a)                                 At the Closing, each Non-Wengen Investor and Current Stockholder,

severally (and not jointly and severally), shall:

(i)                                     pay or cause to be paid to the Company, cash in an amount equal to the Per Share Purchase Price multiplied by the number of Purchased Securities set forth opposite such Non-Wengen Investor’s or Current Stockholder’s name on Schedule A or Schedule B, respectively (with respect to each Non-Wengen Investor, the “Investor Purchase Price,” and together with all Investor Purchase Prices payable by all Non-Wengen Investors, the “Aggregate Purchase Price”, and with respect to each Current Stockholder, the “Current Stockholder Purchase Price”) by wire transfer of immediately available funds to an account designated in writing by the Company; provided, however, that, without limiting the generality of the foregoing, Abraaj shall be permitted to fund a portion of its Investor Purchase Price equal to $57,000,000 after the Closing Date, but in no event later than January 23, 2017 (the “Abraaj Second Payment Date”); it being agreed that (i) in respect of Abraaj, the Closing shall be deemed a closing for the full amount of the Investor Purchase Price payable by Abraaj as set forth on Schedule A and there shall be no further condition precedent to the funding obligation of such amount, and (ii) the Abraaj Second Payment Date shall be deemed to be the “Issue Date” (as defined in the Certificate of Designations) for the portion of Abraaj’s Investor Purchase Price that is paid on such date;

(ii)                                  deliver to the Company a duly executed counterpart to the Stockholders’ Agreement (as defined below), and the Registration Rights Agreement (as defined below); and

(iii)                               deliver to the Company such information as it reasonably requests in connection with the issuance of certificates evidencing the applicable Purchased Securities.

(b)                                 At the Closing, the Company shall:

(i)                                     Deliver to Macquarie Capital the Structuring Fee in accordance with the terms of the Structuring Fee Engagement Letter, by wire transfer of immediately available funds to an account designated in writing by Macquarie or Macquarie Capital prior to the Closing Date, and Macquarie Capital shall be a third party beneficiary for the purposes of this Section 1.3(b) and shall have the right to enforce the provisions hereof; provided, however, that the portion of the Structuring Fee owed by the Company in respect of the portion of Abraaj’s Investor Purchase Price that is payable on the Abraaj Second Payment Date shall be paid by the Company on such date;

(ii)                                  pay to Macquarie an Expense Reimbursement Payment pursuant to Section 8.16 hereof by wire transfer of immediately available funds to an account and in an amount designated in writing by Macquarie at least two (2) Business Days prior to the Closing Date (such writing to be to be supported with reasonable detail evidencing that the expenses are consistent with the provisions of Section 8.16);

(iii)                               deliver to each Current Stockholder (or to its investment advisor or broker dealer) a Structuring Fee in an amount equal to such Person’s respective Current

Stockholder Purchase Price, as applicable, by wire transfer of immediately available funds to an account designated in writing by such Current Stockholder prior to the applicable Closing, and such Current Stockholder shall be a third party beneficiary for the purposes of this Section 1.3(b) and shall have the right to enforce the provisions hereof;

(iv)                              cause each Non-Wengen Investor’s and Current Stockholder’s name to be entered in the register of shareholders of the Company against payment of the applicable Investor Purchase Price and shall deliver to each such applicable Non-Wengen Investor a duly executed certificate evidencing issuance of the applicable Purchased Securities registered in the name of such Non-Wengen Investor or Current Stockholder, as applicable;

(v)                                 deliver to each Non-Wengen Investor and Current Stockholder a certificate, dated as of the Closing Date, executed by a duly authorized officer of the Company certifying that each of the conditions set forth in Sections 4.1(a)-(e) have been satisfied as of the Closing;

(vi)                              deliver to each Non-Wengen Investor and Current Stockholder a certificate executed by a duly authorized officer of the Company certifying (a) copies of consent actions taken by the Board of Directors and stockholders of the Company approving the issuance and sale of the Purchased Securities to the Investors, authorizing the appropriate officers of the Company to execute and deliver this Agreement and all other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, (b) the Governing Documents of the Company in effect as of the Closing, and (c) the incumbency of the officers of the Company as of the Closing;

(vii)                           deliver to each Non-Wengen Investor and Current Stockholder, duly executed counterparts of the Stockholders Agreement, and the Registration Rights Agreement;

(viii)                        deliver to each Non-Wengen Investor and Current Stockholder a good standing certificate for each of Company and its U.S. Subsidiaries, dated not earlier than ten (10) days prior to the Closing; and

(ix)                              deliver, or cause to be delivered, to each Non-Wengen Investor and Current Stockholder a legal opinion from DLA Piper LLP (US), counsel to the Company, in the form attached hereto as Annex VI.

Section 1.4                                    Use of Proceeds.  The Company shall use the funds paid by the Investors at the Closing solely (a) to pay all transaction expenses and other fees of the Company and the Investors, including the Structuring Fee, in accordance with Sections 1.3(b) and 8.16 and the Engagement Letters, (b) to repay any portion of the Company’s outstanding debt (other than any debt held by stockholders or employees or officers or directors of the Company, including any debt held by Affiliates of the foregoing parties) and (c) for working capital and general corporate purposes; provided, that, anything to the contrary notwithstanding in this Section 1.4, by not later than the eighteen (18) month anniversary of the Closing Date, an amount equal to at least the total proceeds received by the Company under this Agreement minus the amount used to pay the transaction expenses and other fees of the Company and the Investors pursuant to the preceding clause (a) shall have been utilized by the Company to repay any portion of the Company’s outstanding debt (other than any debt held by stockholders or employees or officers or directors of the Company, including any debt held by Affiliates of the foregoing); provided, further, that, without limiting the applicability of the provisions set forth in the Stockholders Agreement, including Section 3.3 thereof, to the extent the outstanding debt pursuant hereto repaid consists of revolving loans, the Company may subsequently redraw such revolving loans.  Notwithstanding the foregoing, the Company shall not use any funds paid by the Investors at the Closing to acquire the assets or securities of any Person or to purchase, redeem, retire or otherwise acquire, or make any payment in respect of, directly or indirectly, any Equity Securities (as defined herein) of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Disclosure Schedules, the Company represents and warrants to each Investor that the following statements are true, complete and correct as of the date hereof and as of the Closing Date or, where a different date is specified, as of such date:

Section 2.1                                    Organization and Authority.

(a)                                 The Company is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization.  Each of the Company’s Subsidiaries is duly organized, validly existing and, solely with respect to the U.S. Subsidiaries, in good standing under the laws of its respective jurisdiction of organization, except in the case of a Subsidiary that is not a Key Subsidiary, where such failure would not have a material effect on the business, property or financial condition of such Subsidiary.

(b)                                 Each of the Company and its Subsidiaries has, in all material respects, all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now being conducted, and is duly licensed or qualified to do business and except in the case of a Subsidiary that is not a Key Subsidiary, where such failure would not have a material effect on the business, property or financial condition of such Subsidiary, solely with respect to the Company and the U.S. Subsidiaries, is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such licensure or qualification necessary.

Section 2.2                                    Corporate Power.  The Company has full corporate and legal power and authority to enter into this Agreement, the Certificate of Designations, the Investors’ Stockholders Agreement to be entered into between the Company and the Investors on the Closing Date, substantially in the form attached hereto as Annex II (the “Investors’ Stockholders Agreement”), the Registration Rights Agreement to be entered into between the Company and the Investors on the Closing Date, substantially in the form attached hereto as Annex III (the “Registration Rights Agreement” and together with the Governing Documents, the Investors’ Stockholders Agreement and any other instruments, agreements or documents contemplated hereby or thereby, the “Transaction Documents”), and to carry out and perform its obligations hereunder and thereunder.  The execution, delivery and performance by the Company of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary action and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement and the Transaction Documents.  This Agreement and the Transaction Documents have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by each other party hereto and thereto, constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditor rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the “Bankruptcy and Equity Exceptions”).  There is no bankruptcy, reorganization, composition with creditors or other analogous insolvency proceeding by or against the Company or any Subsidiary, whether voluntary or involuntary, or any petition presented or resolution passed for any such event or for the appointment of a receiver, trustee or other insolvency practitioner.

Section 2.3                                    Capital Structure.  The authorized capital stock (the “Capital Stock”) of the Company consists of an aggregate of 750,000,000 shares, of which 700,000,000 are shares of common stock, par value US $0.001 per share (“Common Stock”), and 50,000,000 are shares of preferred stock, par value US $0.001 per share (“Preferred Stock”), and of which, as of November 30, 2016, 533,331,508 shares of Common Stock are outstanding and no shares of Preferred Stock are outstanding. Section 2.3 of the Disclosure Schedules contains a list of all of the holders of shares of Capital Stock and the number of shares of Common Stock and Preferred Stock owned by each such holder as of immediately prior to the applicable Closing. There are no options, warrants, call rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, or any other rights, agreements or undertakings to purchase equity (contingent or otherwise) to which the Company or any Subsidiary is a party or by which any of them is bound (collectively with the shares of Capital Stock of the Company, “Equity Securities”).  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights, rights of first refusal or other restrictions on transfer or third party rights.  The Securities and any PIK Dividend Shares (as defined in the Certificate of Designations) are duly authorized, and when issued and (solely with respect to the Securities) fully paid in accordance with this Agreement and the Certificate of Designations, the Purchased Securities and the PIK Dividend Shares will be duly and validly issued, fully paid and nonassessable and free of Liens and encumbrances and, except as set forth in the Investors’ Stockholders Agreement, will not be subject to preemptive rights, rights of first refusal or other restrictions on transfers.  The Conversion Stock has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Certificate of Designations, will be validly issued, fully paid and nonassessable.  The Securities, Purchased Securities, and Conversion Stock will be free of any Liens; provided, however, that the Securities, Purchased Securities, Conversion Stock and Common Stock are subject to such preemptive rights, rights of first refusal and other restrictions on transfer as set forth herein and in the Transaction Documents.  Immediately after the Closing, the Purchased Securities will represent at least ten and a half percent (10.5%) of the total equity securities of the Company (calculated on a fully diluted basis and excluding (i) the Preferred Return with respect to the Series A Preferred Stock and (ii) shares of Common Stock issued upon exchange of the Company’s outstanding 9.250% Senior Notes due 2019, issued under that certain Senior Indenture, dated July 25, 2012, among Laureate Education, Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, as amended).  No direct ownership interest (or, to the knowledge of the Company, indirect ownership interest) in the Company or any of its Subsidiaries is held or controlled by or for the benefit of any Government Official or, to the Knowledge of the Company, any immediate relatives of any Government Official (other than publicly traded stock on a recognized stock exchange) and no Government Official is employed by the Company or any of its Subsidiaries.

Section 2.4                                    Certificate of Incorporation; Bylaws.  Attached hereto as Annexes IV and V, respectively, are true and correct copies of the Company’s Certificate of Incorporation and Bylaws, each as amended to date and to which no amendments have been authorized or are pending as of the date hereof (together with the Certificate of Designations, the “Governing Documents”).  Each of the executive officers and directors of the Company are as set forth in Section 2.4 of the Disclosure Schedules.

Section 2.5                                    Compliance with Laws.  The Company, each of its Key Subsidiaries  and, to the knowledge of the Company, their respective shareholders, directors, officers, employees and (when acting for or on behalf of the Company or any Subsidiary) agents are, and have been for the past three (3) years in compliance in all material respects with all statutes, laws (whether civil, criminal, corporate, administrative or common law), ordinances, rules, codes, decrees, policies, administrative orders, licenses and regulations of any Authority (collectively, “Laws”) applicable to them, and no material Action has been filed, commenced or, to the knowledge of the Company, threatened, alleging any failure by the Company or any Key Subsidiary to so comply.  Neither the Company nor any of its Key Subsidiaries has received any written notice or claim from any Authority or other Person asserting any violation, default or failure to comply with applicable Law in any material respect.  For purposes of this Section 2.5, the terms governing the Schools’ compliance with Educational Laws is set forth exclusively in Section 2.28.

Section 2.6                                    No Conflict; Status of Authorization.

(a)                                 The execution and delivery of this Agreement and the Transaction Documents by the Company and the performance by the Company of its obligations hereunder and thereunder, including the issuance to the Investors of the Purchased Securities, will not (i) conflict with or violate or result in a breach of any Law or judgment, decree, decision, injunction, compliance agreement, settlement agreement or order of, or by, any Authority (“Orders”) applicable to the Company or any of its Subsidiaries, except to the extent that such conflict, violation or breach, individually or in the aggregate, is not, or would not reasonably be expected to be material, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation, modification or acceleration under, or result in the creation of any Lien on or against any of the properties or assets of the Company or any of its Subsidiaries pursuant to any of the terms or conditions of any note, bond, mortgage, indenture, license, permit, franchise, agreement, contract, lease, commitment, or other instrument or legal binding obligation (whether written or oral and whether express or implied) (each, a “Contract”) to which the Company or any of its

Subsidiaries is a party or by which it or any of its properties or assets may be bound, except to the extent such violations, breaches, defaults, cancellations or accelerations or Liens, individually or in the aggregate, are not or would not reasonably be expected to be material, or (iii) result in a breach of the Governing Documents of the Company or the respective organizational documents of any of its Key Subsidiaries.

(b)                                 Section 2.6(b) of the Disclosure Schedules contains the list of all of the Authorizations required in connection with the Company’s execution, performance and compliance with its obligations under this Agreement and the other Transaction Documents.  All such Authorizations have been duly made or obtained, as applicable, and are each in full force and effect.

Section 2.7                                    No Immunity.  The Company is not a sovereign and neither it nor any of its properties or assets has sovereign immunity or enjoys any right of immunity from set off, suit or execution with respect to its respective obligations under this Agreement or the Transaction Documents.

Section 2.8                                    Absence of Certain Changes.  Since the date of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of September 30, 2016 (the unaudited consolidated balance sheet as of September 30, 2016, the “Interim Balance Sheet”):  (i) each of the Company and its Key Subsidiaries has carried on and operated its business in all material respects in the ordinary course of business consistent with past practice; (ii) there has not been a Material Adverse Effect; (iii) the Company has maintained its business as a going concern; and (iv) no dividend or distribution has been declared or paid by the Company.  As of the date of this Agreement, the Company has no current plans to liquidate or wind-up any of its Key Subsidiaries.  Since the date of the Interim Balance Sheet, the Company and its Key Subsidiaries have not done any of the following:

(a)                                 amended or modified the Governing Documents;

(b)                                 amended, modified, cancelled or terminated the Debt Documents (as defined in the Stockholders Agreement);

(c)                                  declared, set aside or paid any dividend or made any distribution, or agreed to declare, set aside or pay any dividend or make any distribution (whether in cash or in kind) with respect to its ownership interests, or redeemed, purchased, or otherwise acquired any of its ownership interests;

(d)                                 made any change in its accounting principles or practices or its method of application of such principles or practices, except as may be concurred to by its independent public accountants;

(e)                                  taken any action that would cause any information, statements or disclosures contained in the Information Package to be untrue, inaccurate or misleading, in any material respect;

(f)                                   taken any action that would reasonably be expected to result in a Material Adverse Effect;

(g)                                  except as would not affect the information presented in the Financial Statements in any material respect, made or changed any Tax election, filed any Return, entered into any closing agreement with respect to Taxes, settled any Tax claim, assessment or deficiency, or consented or agreed to any extension or waiver of the limitation period with respect to a Tax claim, assessment or deficiency, surrendered any right to claim a refund of Taxes, or changed an annual Tax accounting period or other method of Tax accounting; or

(h)                                 committed to any agreement or understanding whether in writing or otherwise, for the Company to take any of the actions specified in this Section 2.8.

Section 2.9                                    Financial Statements; Accounting Systems.

(a)                                 Section 2.9(a) of the Disclosure Schedules sets forth the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2015 and December 31, 2014 and the Interim Balance Sheet, and the audited consolidated statements of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries for the fiscal years ended December 31, 2015, 2014 and 2013, and the unaudited consolidated statements of operations and cash flows of the Company and its Subsidiaries for nine months ended September 30, 2016 and the notes related thereto (the financial statements described in this sentence, collectively, the “Financial Statements”).  The Company’s Financial Statements have been prepared from the books and records of the Company, in a consistent manner, in accordance with U.S. Generally Accepted Accounting Principles (“USGAAP”) and fairly present in all material respects (subject, in the case of the unaudited statements to (i) the absence of certain footnote disclosures and other presentation items and (ii) changes resulting from normal recurring year-end adjustments) the financial condition and results of operations of the Company and its Subsidiaries as of the respective dates thereof and for the respective periods indicated.  There are no material liabilities or obligations of the Company and its Subsidiaries, taken as a whole, except (a) as disclosed, reflected or reserved for in the Financial Statements, including the notes thereto, (b) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date of the Interim Balance Sheet, (c) incurred in connection with this Agreement or the transactions contemplated hereby, or (d) that, individually or in the aggregate, do not have or would not reasonably be expected to have a Material Adverse Effect.  For purposes of this Section 2.9, the term “Subsidiaries” means those entities that the Company has determined under GAAP (with the concurrence of its independent accountants) to be consolidated.

(b)                                 The Company and its Subsidiaries, on a consolidated basis, maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934, as amended) that has been designed by or caused to be designed under the supervision of the Company’s principal executive officer and principal financial officer, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted principles.

(c)                                  Section 2.9(c) of the Disclosure Schedules sets forth the Company’s capitalization as of September 30, 2016 pro forma for the receipt of the aggregate Purchase Price and the expected use of proceeds described in Section 1.4 hereof.

Section 2.10                             Taxes.

(a)                                 (i) Each of the Company and its Key Subsidiaries has timely filed all U.S. federal, income and all other Tax Returns that are required to be filed by it in accordance with applicable Laws (and all such Tax Returns are true, correct and complete in all material respects) and has paid or duly contested in good faith all Taxes, fees and other governmental charges upon it, or its properties, or its income or assets, which are due and payable, (ii) no deficiency adjustment with respect to Taxes has been proposed, asserted or assessed in writing against any of the Company or its Key Subsidiaries which has not been fully paid or adequately reserved in the Financial Statements in accordance with USGAAP, (iii) there are no pending, or to the knowledge of the Company, threatened, audits, actions or proceedings for the assessment or collection of any material Taxes against any of the Company or its Key Subsidiaries, and (iv) there are no material Liens for Taxes on any of the assets or properties of any of the Company or its Key Subsidiaries, other than Liens for Taxes not yet due and payable.

(b)                                 No claim has been made by a Tax Authority in a jurisdiction where Tax Returns are not filed by or on behalf of any of the Company or its Key Subsidiaries that the Company or any of its Key Subsidiaries, as applicable, is or may be subject to taxation by that jurisdiction.

(c)                                  The Company and each of its Key Subsidiaries has withheld and paid, to the extent due, all Taxes required to be withheld by it in connection with any amount paid or owing to any employee, creditor, independent contractor, or other Person and all IRS Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(d)                                 Neither the Company nor any of its Key Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4.

(e)                                  Neither the Company nor any of its Key Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, including, without limitation, any adjustment pursuant to Section 481 or Section 263A of the Code (or any corresponding or similar provision of state, local or foreign Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) prepaid amount received on or prior to the Closing Date, (v) election pursuant to Section 108(i) of the Code; or (vi) use of an improper method of accounting for a taxable period on or prior to the Closing Date.

(f)                                   Neither the Company nor any of its Key Subsidiaries is (i) subject to income Tax in any country other than its country of formation by virtue of the Company or such Key Subsidiary having a permanent establishment or other place of business in that country or (ii) resident for any Tax purpose in any jurisdiction other than the jurisdiction of its incorporation.  Neither the Company nor any of its Key Subsidiaries is or has been a party to a transaction or contract that is in conflict with the Tax rules on transfer pricing in any relevant jurisdiction and all documentation required by all relevant transfer pricing Laws has been timely prepared by the Company and its Key Subsidiaries.

(g)                                  The unpaid Taxes of the Company and each of its Key Subsidiaries (i) did not, as of the date of the Interim Balance Sheet, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Interim Balance Sheet and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and its Key Subsidiaries in filing Tax Returns.  Since the date of the Interim Balance Sheet, neither the Company nor any of its Key Subsidiaries has incurred any liability for Taxes outside the ordinary course of business.

(h)                                 Neither the Company nor any of its Key Subsidiaries is or has ever been a member of an “affiliated group” within the meaning of Code Section 1504(a) filing a consolidated federal income Tax Return (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax Law), other than the “affiliated group” the common parent of which is the Company.  Neither the Company nor any of its Key Subsidiaries has any liability for the Taxes of any other Person (other than the Company and its Key Subsidiaries): (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign applicable Law), (ii) as a transferee or successor, or (iii) otherwise by contract or operation of applicable Law.

(i)                                     Neither the Company nor any of its Key Subsidiaries is or has ever been party to any Tax sharing, Tax indemnification, Tax allocation agreement with any third party relating to allocating, indemnifying, or sharing the payment of, or liability for, Taxes that is currently in effect, other than any such agreement as to which only the Company and its Key Subsidiaries are parties.  For purposes of this representation, commercial agreements or contracts not primarily related to Taxes shall not be considered Tax sharing, Tax indemnification, Tax allocation or similar agreements.

(j)                                    Neither the Company nor any of its Key Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

Section 2.11                             Litigation.

(a)                                 Except as set forth on Section 2.11 of the Disclosure Schedules, there are no, and for the past three (3) years there have not been any: (a) material Actions or proceedings pending or, to the Company’s knowledge, threatened against the Company or any of its Key Subsidiaries at law or in equity, or before or by any Authority (including, (i) any Action or proceeding for which Losses incurred (or reasonably expected to be incurred) by the Company or any Subsidiary are in excess of $15,000,000; (ii) any class action claims, without regard to the dollar amount of any actual or anticipated Losses related thereto; (iii) any Actions or proceedings under any Anti-Corruption Laws or brought by any Authority, in each case without regard to the dollar amount of any actual or anticipated Losses related thereto, and (iv) any Action and proceeding which would result in, or would reasonably be expected to result in a material adverse effect on the Company and its Subsidiaries, taken as a whole) or (b) material Orders, stipulations, or any settlement agreements to which the Company or any of its Key Subsidiaries is a party, including in connection with any material Action or proceeding described by the preceding clause (a).  Neither the Company nor any of its Key Subsidiaries has been convicted, charged, fined or otherwise sanctioned in any material respect or had any of its assets frozen in any litigation or any other Action or proceeding by any Authority involving the Company or any of its Key Subsidiaries or any of its or their respective directors, officers and management-level employees.  For purposes of this Section 2.11, the terms governing the Schools’ compliance with Educational Laws is set forth exclusively in Section 2.28.

(b)                                 Notwithstanding anything to the contrary in this Agreement, including the Disclosure Schedules, all the allegations and claims made in that certain Notice of Whistleblower Complaint, filed with the U.S. Department of Labor, Occupational Safety and Health Administration on November 16, 2016 by Michael S. Ryan (including all attachments thereto, the “Whistleblower Complaint”) with respect to alleged fraud, violations of law and improper accounting are untrue. Each of the Financial Memoranda, including the statements, information, analysis and conclusions contained therein, individually and as a whole, are true, accurate and complete in all material respects and contain no untrue statement of a material fact or omit a material fact that would make each statement contained therein misleading. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) has approved the conclusions, facts and statements therein and PricewaterhouseCoopers and the accounting advisors of the Company are fully aware of the Financial Memoranda, and have not objected to the conclusions, facts and statements therein.

Section 2.12                             Sanctionable Practices.  With respect to any country in which a School was or is located, since the date that is the later of (a) December 1, 2011 and (b) the date on which such School was acquired or opened, none of the Company or any of its Subsidiaries or, to the Company’s knowledge, any Person acting on behalf of the Company or any of its Subsidiaries, has committed or engaged in, any corrupt practice, fraudulent practice, coercive practice, collusive practice or obstructive practice in each case in material violation of any Law.

Section 2.13                             Compliance with Anti-Corruption Laws.  With respect to any country in which a School was or is located, since the date that is the later of (a) December 1, 2011 and (b) the date on which such School was acquired or opened, none of the Company or any of its Subsidiaries or their respective current directors, officers, employees, nor, to the Company’s knowledge, any authorized Person acting for or on behalf of the foregoing has undergone or is currently undergoing any Action by an Authority relating to any Anti-Corruption Law, anti-corruption or anti-kickback activity; has taken any action in violation of the Anti-Corruption Laws; or has, whether directly or indirectly, offered, promised, authorized, solicited, paid or given anything of value (including money) to:  (i) influence any acts, decisions or omissions made by any Government Official to obtain or retain business or secure an improper business advantage; (ii) induce any individual to act improperly in violation of his or her duty; or (iii) induce any Government Official, or any other individual, to use his or her influence with any Authority or private entity to commit an improper act or to obtain or retain business.  Neither the Company nor any of its Subsidiaries has received any written notice, request, or citation for any actual or potential noncompliance with any of the foregoing.  Each of the Company and its Subsidiaries has adequate policies, procedures and controls in place to ensure they are in compliance with the Anti-Corruption Laws, including, at a minimum, policies and procedures relating to (x) accounting of financial transactions; (y) training of personnel and (z) due diligence on third parties.

Section 2.14                             Insurance.  The Company and each of its Key Subsidiaries maintain insurance policies with financially sound and reputable insurers that cover such risks and contain such policy limits and types of coverage as are customarily carried by Persons conducting business or owning assets similar to those of the Company and its Key Subsidiaries, and in any event adequate to insure appropriately against risks to which the Company and its Key Subsidiaries would reasonably be expected to be exposed to in the operation of their business as currently conducted.  The material insurance policies maintained by the Company and each of its Key Subsidiaries (the “Material Insurance Policies”) are in full force and effect and are valid and enforceable policies, all premiums due and payable under these policies have been timely paid, and each of the Company and its Key Subsidiaries is otherwise in compliance in all material respects with the terms of the Material Insurance Policies.  To the knowledge of the Company, there is no threatened termination of any of the Material Insurance Policies.  No claim in excess of $10,000,000 is outstanding under any of the Material Insurance Policies and, to the knowledge of the Company, no event has occurred (and no circumstance exists) that gives rise or is likely to give rise to a claim in excess of $10,000,000 under any Material Insurance Policy.

Section 2.15                             Subsidiaries; Key Subsidiaries.

(a)                                 Set forth in Section 2.15(a) of the Disclosure Schedules is a true, complete and correct list of each Subsidiary and its respective jurisdiction of organization or formation and ownership.  Other than the Subsidiaries and other entities listed in Section 2.15(a) of the Disclosure Schedules, the Company does not own or control, directly or indirectly, any other Person or equity interest therein, and the Company has not agreed or committed to acquire any such ownership or control.

(b)                                 Set forth in Section 2.15(b) of the Disclosure Schedules is a true, complete and correct list of each entity which is deemed a Key Subsidiary for the purposes of this Agreement.

Section 2.16                             UN Security Council Resolutions.  Since August 1, 2008, none of the Company, any of its Subsidiaries or any Person acting on their behalf, has entered into any transaction or engaged in any activity prohibited at the time of such activity by any resolution issued by the United Nations Security Council under Chapter VII of the UN Charter.

Section 2.17                             Criminal Offenses.  None of the Company or any of its Key Subsidiaries or, to the Company’s knowledge, any Person acting on their behalf, has carried out any actions or made any omissions that would be reasonably likely to result in the Company or any of its Key Subsidiaries incurring criminal sanctions.

Section 2.18                             Economic Sanctions.  None of (i) the Company, or (ii) any of its Subsidiaries, or, (iii) to the knowledge of the Company, any contractual counterparty of the Company or any of its Key Subsidiaries, or, (iv) to the knowledge of the Company, any current director, officer, agent or employee of the Company or any of its Key Subsidiaries, in any case, is currently or has been in the last five (5) years, a target of any economic sanctions administered by the Office of Foreign Assets Control of the US Treasury Department or any other Authority.  Each of the Company and its Key Subsidiaries is in compliance, and during the last five (5) years has complied, in all respects, with all applicable economic sanctions and Laws relating to the prevention of money laundering of any Authority applicable to it or its property in respect of its operations.  No Action before any Authority or any arbitrator involving the Company or any of its Key Subsidiaries with respect to any such applicable Laws is pending or, to the knowledge of the Company, threatened.

Section 2.19                             Restrictions on Business Activities.  There is no Contract or Order to which the Company or any Key Subsidiary is a party or otherwise binding upon the Company or any Key Subsidiary which has or may have the effect of materially prohibiting or impairing in any material respect any current business practice of the Company or any Key Subsidiary, its acquisition of property or the conduct of its business as it is currently conducted or as proposed to be conducted.

Section 2.20                             Related Party Transactions.  Except as set forth on Section 2.20 of the Disclosure Schedules, there is not any Contract or other agreement, arrangement or obligation to which the Company or any of its Key Subsidiaries is or was a party involving Wengen (or any Affiliate thereof) or any current director, executive officer, shareholder or partner of the Company or Wengen, other than (i) the payment of salaries and benefits and other compensation to employees of the Company and its Key Subsidiaries, in each case, in the ordinary course of business consistent with past practice, and (ii) intracompany transactions between the Company and its Subsidiaries or between Subsidiaries or (iii) the Transaction Documents, including any and all schedules and exhibits thereto, and all other agreements, certificates, instruments and documents as may be necessary or appropriate to consummate the transactions contemplated by the Transaction Documents.

Section 2.21                             Title to and Condition of Property.  Each of the Company and its Key Subsidiaries has good and valid or marketable title or leasehold interests or sublease interests or other comparable contract rights to (a) all of its respective assets and properties material to its respective business and (b) those assets reflected on the Interim Balance Sheet or acquired after the date thereof (except for assets disposed of in the ordinary course of business), free and clear of any and all Liens, except for Permitted Liens.  The material assets and properties of each of the Company and its Key Subsidiaries that are used in its and their respective operations are in good operating condition and repair in all material respects, subject to normal wear and tear.

Section 2.22                             Books and Records.  The books and records of the Company, including, without limitation, its stock record books and minute books, are complete and correct in all material respects and reflect all meetings and other corporate actions of the Company’s shareholders and its board of directors and committees and all material information relating to its business. The copies of the stock records and minute books of the Company, as delivered to the Investors, are true, correct and complete copies of the originals of such documents and have been maintained in all material respects in accordance with applicable Laws.

Section 2.23                             Material Contracts.

(a)                                 Except as set forth in Section 2.23 of the Disclosure Schedules, neither the Company nor any of its Key Subsidiaries is a party to or bound by any contracts that would be required to be filed under the Securities Act of 1933, as amended (the “Securities Act”), if the Company was an issuer selling equity securities in a public offering pursuant to a registration statement filed with the United States Securities and Exchange Commission.

(b)                                 Each of the contracts listed in Section 2.23 of the Disclosure Schedules (each, a “Material Contract” and collectively, the “Material Contracts”) is a valid and binding obligation of the Company and/or a Key Subsidiary in accordance with its terms subject to the Bankruptcy and Equity Exceptions.  None of the Company or any Key Subsidiary (if applicable), nor, to the Company’s knowledge, any other party, is in breach of or default under, in any material respect, any Material Contract.  The Company has not received written notice that any counterparty to a Material Contract may terminate, cancel or otherwise materially modify such Material Contract.

Section 2.24                             Labor and Company Benefit Plan Matters.

(a)                                 Except as set forth on Section 2.24(a) of the Disclosure Schedules, (i) the Company is not delinquent in any material respect in payments to any of its employees or independent contractors for any wages, salaries, commissions, bonuses or other direct compensation for any services provided by them prior to the date hereof and (ii) the Company does not have any material Liability, whether absolute or contingent, including any obligations under any of the Company’s Employee Plans (defined below), with respect to any misclassification of any Person under any wage and hour Laws, including any misclassification as an independent contractor or consultant rather than as an employee.

(b)                                 The Company is not a party to any collective bargaining agreement or other labor union contracts.  There is no strike, slowdown, work stoppage or labor dispute pending or, to the Company’s knowledge, threatened against the Company or any of its Key Subsidiaries that would materially impair or restrict any operations of the Company and its Key Subsidiaries, in the aggregate.  During the past three (3) years:  (i) there have been no material Actions pending, or threats thereof, between the Company and its Key Subsidiaries on the one hand and any of the current employees or independent contractors of the Company and its Key Subsidiaries on the other hand, and to the Company’s knowledge, there is no event or condition that would reasonably be expected to give rise to any such material Action or controversy, (ii) there have been no charges of discrimination in employment or employment practices, (iii) the Company has not been found in material violation of any Laws relating to employees or other labor-related matters, (iv) the Company and its Key Subsidiaries have not been a party to, or otherwise bound by, any consent decree with, or citation by, any Authority relating to their current employment practices and (v) the Company and its Key Subsidiaries have not been subject to any material labor or social security audit or investigation by any Authority, or subject to material fines, penalties or assessments associated with any Actions in connection with their employment practices.

(c)                                  The Company has provided or made available to the Investors correct and complete copies of the documents embodying each plan or program, or other arrangement providing for employment, compensation, retirement, deferred compensation, severance, separation, stock option, or other benefits, under which the Company has outstanding obligations, (the “Company Employee Plans”).  Each of the Company’s Employee Plans complies in all material respects with applicable Law. The consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount of compensation due to any Person, including any employee or officer of the Company or any of its Key Subsidiaries. Each Company Employee Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all applicable guidance thereunder. No Action by any applicable Authority or other Person is pending, or to the knowledge of the Company, threatened with respect to any of the Company Employee Plans.

Section 2.25                             Intellectual Property.  Each of the Company and its Key Subsidiaries owns or has the right to use pursuant to a license, sublicense, agreement, or permission all material intellectual property used in the operation of the business of the Company and its Key Subsidiaries as presently conducted (“Company IP”), and, to the knowledge of the Company, all such Company IP is valid and enforceable.  Neither the Company nor any Key Subsidiary infringes, violates, or misappropriates (or, to the knowledge of the Company, in the past three (3) years infringed, violated, or misappropriated) any third party intellectual property, nor are there any pending or threatened claims against the Company or any Key Subsidiary alleging the same or that any of the Company IP is invalid or unenforceable.  To the knowledge of the Company, there is no infringement, violation, or misappropriation by any person or entity of any of the Company IP.  All current employees, consultants and contractors of the Company and its Key Subsidiaries that have contributed to the conception or development of any Company IP have assigned all of their rights, title, and interest in such Company IP to the Company or a Key Subsidiary.  The Company and its Key Subsidiaries have taken commercially reasonable security measures to protect the confidentiality and value of all trade secrets and confidential and/or proprietary information owned, used, or held for use by the Company or a Key Subsidiary.  All software licensed, sold, distributed and/or otherwise made commercially available by the Company or a Key Subsidiary (“Company Software”) performs materially in accordance with its documented specifications and does not contain any viruses, trojans, spyware, malware, or similar devices.  The Company and its Key Subsidiaries have not granted, directly or indirectly, any current or contingent rights, licenses or interests in or to any source code of any of the Company Software, and the use of any free, open source, or other third party software with any Company Software does not obligate the Company or a Key Subsidiary to disclose, make available, offer or deliver any portion of the source code of any Company Software to any third party, other than the applicable free, open source, or third party software.

Section 2.26                             Brokers. Except for the Structuring Fee or the Current Stockholder Structuring Fee, there is no liability for any brokerage, finder’s or other similar fees or compensation in connection with the transactions contemplated hereby based on any contract made by or on behalf of Wengen (to the extent such charges could be or will be imputed to the Company or its Subsidiaries), the Company or its Subsidiaries.

Section 2.27                             Permits. The Company and each Key Subsidiary maintain all material permits, certificates, licenses, approvals, registrations and Authorizations of all Authorities (excluding all Educational Approvals) necessary and sufficient for the lawful operation of the business currently operated by the Company and each of the Key Subsidiaries (collectively the “Material Permits”).  Each Material Permit is valid and in full force and effect and the Company (or the applicable Key Subsidiary) is not in default in any material respect under any such Material Permit. No written notice has been received by the Company or any Key Subsidiary alleging the failure to hold any Material Permit.  There is no ongoing Action, or to the knowledge of the Company, any Action threatened that would reasonably be expected to result in the termination, revocation or suspension of any Material Permit or the imposition of any fine, penalty or other sanctions for violation of any legal or regulatory requirements relating to any Material Permit that would materially disrupt the ability of the Company or any Key Subsidiary to operate its business as currently conducted or would have or would reasonably be expected to have a Material Adverse Effect.

Section 2.28                             Education Regulatory.  Except as expressly disclosed or indicated in the “Industry Regulation” section of the draft Form S-1 Registration Statement dated as of November 18, 2016 and attached hereto as Exhibit A, (i) each of the Schools is in compliance in all material respects, and has been in compliance in all material respects since January 1, 2015, with all Educational Laws applicable to them, (ii) each School has maintained since January 1, 2015 and currently maintains all Educational Approvals necessary and material to the operations of the Schools, and is in compliance in all material respects with the terms and conditions of such Educational Approvals, (iii) there are no proceedings pending to revoke, suspend, or withdraw any material Educational Approval, (iv) since January 1, 2015, none of the Schools has received written notice that any such School is in violation of any Educational Law in any material respect, and (v) to the knowledge of the Company, there are no material pending or unresolved program reviews, audits or investigations of any School conducted by an Educational Agency.

Section 2.29                             Privacy and Data Security Matters.

(a)                                 Each of the Company and each of its Key Subsidiaries that has collected, used, stored, disclosed, processed or otherwise had access to Personal Information or Behavioral Information (collectively, “Private Information”) is in material compliance with (i) all applicable Laws in all relevant domestic and foreign jurisdictions relating to the collection, use, storage, retention, protection, disclosure, transfer, disposal or other processing of all Private Information (including, without limitation, all Laws relating to privacy, data security, data breach notification obligations and the transmission of marketing or commercial messages through any means, including, without limitation, via email or text message); (ii) the Family Educational Rights and Privacy Act (FERPA) (20 U.S.C. § 1232g; 34 CFR Part 99), all regulations promulgated pursuant thereto and all comparable Laws applicable to the Company or such Subsidiary or its business, including, without limitation, all state laws concerning the privacy and security of educational records and student information; (iii) internal and public-facing privacy or security policies of the Company or such Subsidiary; (iv) public statements that the Company or such Subsidiary has made regarding its respective privacy or data security policies or practices; (v) rules of applicable self-regulatory groups, associations and organizations of which the Company or such Subsidiary is a member; (vi) the Payment Card Industry Data Security Standard, and all other rules and requirements of payment card brands; and (vii) all contractual obligations to which the Company or such Subsidiary is bound relating to the collection, use, storage, retention, protection, disclosure, transfer, disposal or other processing of any Private Information (collectively, “Privacy Laws and Requirements”).  The Company and each of its

Key Subsidiaries maintain privacy policies that describe their respective policies with respect to the collection, use, storage, retention, protection, disclosure, transfer, disposal or other processing of Private Information.  Each such privacy policy and all materials distributed or marketed by the Company and each of its Key Subsidiaries includes all information and makes all disclosures to users or customers required by all Privacy Laws and Requirements, and none of such disclosures made or contained in any such privacy policy or in any such materials is inaccurate, misleading or deceptive or in violation of any Privacy Laws and Requirements.  The Company and each of its Key Subsidiaries take all steps reasonably necessary (including implementing and monitoring compliance with technical, organizational and administrative security measures) to protect Private Information against loss and against unauthorized access, use, modification, disclosure or other misuse.  In the past three (3) years, there has been no modification, disclosure or other misuse of, nor to the Company’s knowledge, any unauthorized access to any Private Information, nor has there been any breach in security of any of the information systems used to store or otherwise process any Private Information.  The Company and each of its Key Subsidiaries require all third parties to which the Company or the applicable Key Subsidiary provides Private Information or access thereto to maintain the privacy and security of such Private Information, including by contractually obligating such third parties to protect such Private Information in accordance with the Privacy Laws and Requirements.  Neither the Company nor any of its Key Subsidiaries is subject to any complaints, lawsuits, proceedings, audits, investigations or claims by any private party, the Federal Trade Commission, any state attorney general or similar state official, or any other Authority, foreign or domestic, regarding its collection, use, storage, disclosure, transfer or maintenance of any Private Information and, to the Company’s knowledge, there are no such pending complaints, lawsuits, proceedings, audits, investigations or claims.

(b)                                 Section 2.29(b) of the Disclosure Schedules (i) sets out a description of all material Private Information that any of the Company, its Key Subsidiaries or any third parties acting on its or their behalf transfers from one country to another and, in each instance, identifies the exporting and importing countries; (ii) identifies the data exporter and data importer; (iii) describes the purposes of each cross-border data transfer; and (iv) describes the legal basis under which each of the data transfers were made. Except as disclosed in Section 2.29(b) of the Disclosure Schedules, none of the Company or its Key Subsidiaries nor any third party acting on its or their behalf transfers any material Private Information across any international borders.

Section 2.30                             Environmental Compliance.  The Company and its Key Subsidiaries are, and have been for the past six (6) years, in compliance in all material respects with all applicable Environmental Laws. None of the Company or any of its Key Subsidiaries has received in writing from any Person any: (a) Environmental Notice or Environmental Claim; or (b) a request for information pursuant to an Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the date hereof, in each case that would materially restrict or impair the business of the Company and its Key Subsidiaries in the aggregate. Within three (3) years prior to the date hereof, none of the Company or any of its Key Subsidiaries has received any written notice from any Authority asserting any actual or alleged material violation of Environmental Laws, or any material liabilities for investigation costs, cleanup costs, response costs, corrective action costs, personal injury, property damage, national resources damages or attorney fees under the Environmental Laws, the subject of which notice remains unresolved.

Section 2.31                             Indebtedness; Solvency.  As of the date hereof, and after giving effect to the transactions contemplated by this Agreement and the Transaction Documents, on a consolidated basis: (a) the fair value of the properties of the Company and its Key Subsidiaries is and will be, on a consolidated basis, greater than the total amount of liabilities of the Company and its Key Subsidiaries; (b) neither the Company nor any of its Key Subsidiaries has, and will have, incurred debts or liabilities beyond such Person’s ability to pay in the ordinary course as such debts and liabilities mature; and (c) neither the Company nor any of its Key Subsidiaries is engaged in a business for which such Person’s property would constitute unreasonably small capital.

Section 2.32                             No Material Omissions.  The Company has made available to each Investor all the information available to the Company that is reasonably necessary for the Investor for deciding whether to acquire the Purchased Securities, including the Information Package.  The Information Package does not contain any untrue statement of a material fact nor omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

Section 2.33                             Investors’ Reliance. The Company acknowledges that all representations, warranties, covenants and agreements of the Company contained in this Agreement and in the other Transaction Documents are being made with the intention of inducing the Investors to enter into this Agreement and the Transaction Documents and to make the subscriptions for the Purchased Securities and that the Investors have entered into this Agreement and the Transaction Documents and will make their subscriptions for the Purchased Securities solely on the basis of, and in full reliance on, each of such representations and warranties.  No other representations and warranties are made by the Company in addition to the representations and warranties made in this Agreement and the Transaction Documents.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally (and not jointly and severally), hereby represents and warrants to the Company as of the Closing Date as follows:

Section 3.1                                    Organization and Standing.  Such Investor is a Person that, if a legal entity, is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization.

Section 3.2                                    Authorization.  Such Investor is duly authorized to enter into, and to comply with its obligations under, this Agreement and the Transaction Documents to which it is a party.  This Agreement has been duly authorized, executed and delivered by such Investor and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by the Bankruptcy and Equity Exceptions.

Section 3.3                                    Investment Intent.  Such Investor is acquiring the Purchased Securities and the Conversion Stock for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds of which it is trustee, in each case, for investment purposes only and not with a view to distribution thereof, in whole or in part, in violation of the Securities Act.  If the Securities or the Conversion Stock are acquired for the account of one or more pension or trust funds, such Investor represents that it is acting as sole trustee and has sole investment discretion with respect to its acquisition of the Securities and the Conversion Stock.

Section 3.4                                    No Registration.  Such Investor is aware that the Securities and the Conversion Stock have not been registered under the Securities Act.  No public market currently exists with respect to any of the Company’s securities.

Section 3.5                                    No Conflict.  The execution and delivery of this Agreement by such Investor and the performance by such Investor of the transactions contemplated hereby will not conflict with or violate or result in a breach of any provision of law, statute, ordinance or regulation applicable to the Investor or result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a material default of the organizational documents of such Investor, or any contract, instrument, agreement or restriction to which the Investor is a party or by which such Investor is bound.

Section 3.6                                    Investor Awareness.  Such Investor acknowledges, agrees and is aware that:

(i)                                     An investment in the Securities and Conversion Stock involves a high degree of risk and such Investor may lose the entire amount of its investment;

(ii)                                  Subject to the terms and conditions of this Agreement, such Investor’s agreement to subscribe is and shall be irrevocable;

(iii)                               No United States federal or state or any other regulatory agency has passed upon the accuracy, validity or completeness of this Agreement or made any finding or determination as to the fairness of an investment in the Securities or the Conversion Stock;

(iv)                              This Agreement and the Investors’ Stockholders Agreement contain substantial restrictions on the transferability of the Securities and the Conversion Stock.  Such Investor will only be permitted to transfer its Securities and Conversion Stock in accordance with the provisions of this Agreement, the Registration Rights Agreement and the Investors’ Stockholders Agreement;

(v)                                 The Securities and Conversion Stock have not been registered under the Securities Act or under any state or other jurisdiction’s securities laws, the transfer thereof is restricted by the Securities Act and applicable state or any other jurisdiction’s securities laws and, except as set forth in the Investors’ Stockholders Agreement and the Registration Rights Agreement, the Company is under no obligation to, and currently does not intend to, register or qualify the Securities, the Conversion Stock or any of its securities for resale by such Investor or assist such Investor in complying with any exemption under the Securities Act or the securities laws of any such jurisdiction or any other jurisdiction.  An offer or sale directly or indirectly of the Securities or Conversion

Stock by such Investor will be subject to the terms and provisions of the Investors’ Stockholders Agreement and the Registration Rights Agreement and, in the absence of registration under the Securities Act, will require the availability of an exemption thereunder and an opinion of counsel of the Investor that is reasonably acceptable to the Company regarding the availability of such exemption.  A restrictive legend in substantially the form set forth in the Investors’ Stockholders Agreement shall be placed on the certificates representing the Securities and Conversion Stock;

(vi)                              Such Investor shall hold the Securities and Conversion Stock subject to, and shall have the voting rights with respect to the Securities and Conversion Stock, as specified in any of the Transaction Documents, as applicable;

(vii)                           Such Investor has received its own tax, legal and other advice with respect to the appropriateness and consequences of making its investment and has not relied on the Company or the Company’s advisors or agents with respect to such matters;

Section 3.7                                    Accredited Investor.  Such Investor is, and at the time of the offer by the Company to sell the Securities and at the time of the Investor’s purchase of the Securities will be, an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

Section 3.8                                    Investment Experience.  By reason of such Investor’s business or financial experience, or that of such Investor’s professional advisor, such Investor is capable of evaluating information and data relating to the Company’s industry and the merits and risks of an investment in the Securities and of protecting its own interests in connection with the transaction, and is able to bear a complete loss of its investment.

Section 3.9                                    Information.  Such Investor acknowledges that the Company has made available to such Investor the Information Package and the Disclosure Schedules, as well as additional information made available in the Company’s data room or specifically requested by such Investor.

Section 3.10                             Brokers.  Except with respect to amounts owed (i) by the Company to Macquarie in respect of the Structuring Fee pursuant to the Engagement Letters and (ii) any payment owed or made by Abraaj to Goldman Sachs & Co. with respect to Abraaj’s investment in the Company, there is no liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby based on any contract made by or on behalf of such Investor or any of its Affiliates.

Section 3.11                             Sovereign Immunity.  Such Investor is not a sovereign and neither it nor its assets has sovereign immunity.

Section 3.12                             Regulatory Qualifications.

(a)                                 Such Investor, or Person with Substantial Control over such Investor (as the term “substantial control” is defined in 34 C.F.R. § 668.174(c)(3)), or member of such Person’s family (as the term “family” is defined in 34 C.F.R. Section 668.174(c)(4)), alone or together, (i) does not exercise or has not exercised Substantial Control over another educational institution or third-party servicer (as that term is defined in 34 C.F.R. Section 668.2) that owes a liability for a violation of a Title IV Program requirement or (ii) does not owe a liability for a Title IV Program violation.

(b)                                 Such Investor has not pled guilty to, pled nolo contendere, or been found guilty of, a crime involving the acquisition, use or expenditure of funds under the Title IV Programs or been judicially determined to have committed fraud involving funds under the Title IV Programs or has been administratively or judicially determined to have committed fraud or any other material violation of Law involving funds of any Authority or Educational Agency.

(c)                                  Neither such Investor nor, to the knowledge of such Investor, any Subsidiary of such Investor has filed for relief in bankruptcy or has entered against it an order for relief in bankruptcy.

ARTICLE IV

CONDITIONS TO OBLIGATIONS OF THE INVESTORS

Section 4.1                                    Conditions to Closing. The several (and not joint and several) obligation of each Non-Wengen Investor and Current Stockholder to purchase the Purchased Securities under this Agreement at the Closing is subject to the satisfaction on or prior to the Closing of each of the following conditions, to the extent not waived by such Non-Wengen Investor:

(a)                                 Accuracy of Representations and Warranties. The representations and warranties of the Company contained in this Agreement (other than the Special Fundamental Representations made by the Company) and the other Transaction Documents shall be true and correct as of the date hereof and as of the Closing Date, as though made at and as of the Closing Date (except to the extent such representations are made as of any other specific date(s), in which case such representation  shall be true and correct in all material respects as of such date or dates), except where the failure of such representation and warranty to be true and correct (whether as of the Closing Date or as of such earlier date), read without giving effect to any limitation or qualification based on materiality, Material Adverse Effect or other terms of similar import or effect, would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; provided, however, that (i) all Special Fundamental Representations made by the Company that are qualified by materiality, Material Adverse Effect or other terms of similar import or effect shall be true and correct in all respects and (ii) all Special Fundamental Representations made by the Company that are not so qualified, shall be true and correct in all material respects, in each case as of the date hereof and as of the Closing Date, as though made at and as of the Closing Date (except to the extent such representations are made as of any other specific date(s), in which case such representation  shall be true and correct in all material respects as of such date or dates). The term “Special Fundamental Representations” means all Fundamental Representations other than the representations and warranties in Section 2.10 (“Taxes”), Section 2.13 (“Compliance with Anti-Corruption Laws”) and Section 2.28 (“Education Regulatory”);

(b)                                 Performance of Agreements. The Company shall have performed and complied in all respects with all covenants, obligations and agreements contained in this Agreement to be performed or complied with by it on or before the Closing;

(c)                                  No Material Adverse Effect.  No Material Adverse Effect shall have occurred as of the Closing;

(d)                                 No Orders.  No final, nonappealable Order shall have been entered which would (i) prevent the performance of this Agreement or the consummation of any of the contemplated transactions, (ii) declare unlawful the contemplated transactions, or (iii) cause such contemplated transactions to be rescinded;

(e)                                  Authorizations.  The Company shall have obtained and provided to the Non-Wengen Investors copies of all Authorizations listed in Section 2.6(b) of the Disclosure Schedules and all such Authorizations shall be in full force and effect as of the Closing;

(f)                                   Certificate of Designations.  The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to the Non-Wengen Investors;

(g)                                  Wengen Transaction Documents.  Each Wengen Transaction Document executed and delivered to the Non-Wengen Investors on or prior to the date hereof shall remain in full force and effect and shall have not been revoked or modified; and

(h)                                 Other Deliverables.  The Company shall have delivered, or caused to be delivered to each Non-Wengen Investor and Current Stockholder, the instruments, certificates, documents and other deliverables listed in Section 1.3(b) of this Agreement.

ARTICLE V

CONDITIONS TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to issue and sell the Purchased Securities to the applicable Investors under this Agreement at the Closing is subject to (A) no final, nonappealable Order having been entered which would (i) prevent the performance of this Agreement or the consummation of any of the contemplated transactions, (ii) declare unlawful the contemplated transactions, or (iii) cause such contemplated transactions to be rescinded, and (B) with respect to a specific Investor (and solely to such Investor), subject to delivery by or at the direction of such Investor of the instruments, certificates, documents and other deliverables listed in Section 1.3(a) of this Agreement.

ARTICLE VI

INDEMNIFICATION

Section 6.1                                    Survival of Representations, Warranties and Agreements.  The representations and warranties of the parties hereto contained in Articles II and III (other than the

Fundamental Representations) (together with any right to assert a claim pursuant to Section 6.2 or Section 6.3, as the case may be) shall survive the Closing and remain in full force and effect until the date that is ninety (90) days following the receipt by all Investors of audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2016; provided, however, that the representations and warranties contained (i) in Section 2.1 (“Organization and Authority”); Section 2.2 (“Corporate Power”); Section 2.3 (“Capital Structure”); Section 2.6 (“No Conflict; Status of Authorization”); Section 2.11(b) (“Litigation”); Section 2.13 (“Compliance with Anti-Corruption Laws”); Section 2.26 (“Brokers”); Section 2.31 (“Indebtedness; Solvency”); Section 3.1 (“Organization and Standing”); Section 3.5 (“No Conflict”) and Section 3.10 (“Brokers”) shall survive (together with any right to assert a claim pursuant to Section 6.2 or Section 6.3, as the case may be) until that date that is until thirty (30) days after the expiration of the applicable statute of limitations (including any extensions thereof) with respect to the underlying claim, (ii) in Section 2.28 (“Education Regulatory”) shall survive until the second (2nd) anniversary of the Closing, and (iii) in Section 2.10 (“Taxes”) shall survive until the third (3rd) anniversary of the Closing (all representations and warranties referred to in clauses (i), (ii) and (iii) of this proviso, collectively, the “Fundamental Representations”).  None of the other covenants or other agreements contained in this Agreement shall survive the Closing Date other than those that by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for a period of thirty (30) days after the period contemplated by its terms.  Notwithstanding the foregoing, any claims asserted in writing by an Investor Indemnified Party with reasonable specificity (to the extent known at such time) before the expiration of the applicable survival period set forth in this Section 6.1 shall not thereafter be barred by the expiration of such survival period and such claims shall survive until fully and finally resolved.

Section 6.2                                    Indemnification by the Company.

(a)                                 From and after the Closing, the Company shall indemnify and hold harmless each Investor, its Affiliates and their respective direct or indirect equity holders, partners, members, directors, officers, employees, attorneys and agents, and the respective successors and permitted assigns of each of the foregoing (each an “Investor Indemnified Party” and collectively the “Investor Indemnified Parties”) from and against any and all Losses (such Losses to be determined without regard to any qualification or exception contained therein relating to materiality, “Material Adverse Effect” or any similar materiality qualification or standard), incurred by or asserted against any of the Investor Indemnified Parties by virtue of: (i) any breach of or inaccuracy in any representation or warranty made by the Company in this Agreement as of the date hereof and as of the Closing Date as if such representation or warranty were made as of the date hereof and as of the Closing Date, (ii) any breach, non-compliance or non-fulfillment in any material respect of any covenant or agreement of the Company set forth in this Agreement, or (iii) any fraud of the Company.  For the avoidance of doubt, the indemnification rights for any breach or inaccuracy in any representation or warranty shall not be affected by any qualification or exception contained in Section 4.1(a) hereof.

(b)                                 Any Losses payable by the Company to an Investor Indemnified Party pursuant to Section 6.2(a) shall be satisfied by the Company in cash within thirty (30) days of the final determination of the amount thereof.  Notwithstanding anything to the contrary in this

Agreement, no claim for a breach of the representations, warranties, covenants or agreements of the Company pursuant to Section 6.2(a) shall be made against the stockholders of the Company.

Section 6.3                                    Indemnification by the Investors.

(a)                                 From and after the Closing at which an Investor subscribes for Purchased Securities, each Investor, severally (and not jointly and severally), shall indemnify and hold harmless the Company, each of its direct or indirect shareholders, directors, officers, employees, attorneys and agents, and the respective successors and permitted assigns of each of the foregoing (each, a “Company Indemnified Party” and collectively, the “Company Indemnified Parties”) from and against all Losses incurred by or asserted against any of the Company Indemnified Parties by virtue of: (i) any breach or inaccuracy of any representation or warranty of such breaching Investor set forth in Article III hereof or (ii) any fraud of such Investor. The Company Indemnified Parties (other than the Company) shall be third party beneficiaries for the purposes of this Section 6.3 and shall have the right to enforce the provisions hereof.

(b)                                 Any Losses payable by an Investor (severally and not jointly and severally) to a Company Indemnified Party pursuant to Section 6.3(a) shall be satisfied by such Investor within thirty (30) days of the final determination of the amount thereof in cash.

(c)                                  Notwithstanding anything to the contrary in this Agreement or any other Transaction Documents, none of Macquarie or any of its Affiliates will have any Liability to any of the Company Indemnified Parties, the other Investor Indemnified Parties or their respective Affiliates arising from, relating to or in connection with any negotiation, arrangement, agreement or other act or omission of Macquarie or any of its Affiliates arising from, relating to or in connection with sale of any Purchased Securities or any other transaction contemplated by this Agreement or the other Transaction Documents other than solely in Macquarie’s capacity as an Investor with respect to its subscription for and purchase of the Purchased Securities set forth opposite Macquarie’s name on Schedule A and other than fraud.

Section 6.4                                    Indemnification Limitations. Except in the case of fraud, notwithstanding anything in this Agreement to the contrary, in no event shall the Company be liable to any Investor or its related Investor Indemnified Parties for any amounts in excess of the Purchase Price paid by such Investor making a claim and no Investor shall be liable to any for any amounts in excess of the Purchase Price paid by such Investor as set forth opposite the Investor’s name on Schedule A hereto.  The indemnification provisions of Section 6.2 and Section 6.3 shall be the sole and exclusive remedy with respect to any and all claims relating to this Agreement, except for claims arising from fraud of the Company or any of its Affiliates, directors or officers, with respect to this Agreement or any certificate delivered pursuant to this Agreement.

Section 6.5                                    Further Assurances. From time to time, as and when requested by any party hereto and at such requesting party’s expense, any other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such further or other actions as such requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

Section 6.6                                    Fraud.  None of the limitations set forth in this Article VI shall apply to Losses arising out of or relating to fraud of the Company or any of its Affiliates.

Section 6.7                                    Tax Treatment of Indemnification Payments. The parties agree to treat all indemnification payments made under Article VI and under any other indemnity provisions contained in this Agreement as adjustments to the applicable purchase price for Tax purposes, unless otherwise required by applicable Law.

ARTICLE VII

TERMINATION

Section 7.1                                    Termination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time prior to the Closing:

(a)                                 by the mutual written consent of the Non-Wengen Investors and the Company;

(b)                                 by the Non-Wengen Investors or the Company, upon written notice to the other, if the Closing has not occurred on or prior to December 30, 2016 (the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party hereto whose breach of any provision of this Agreement results in or causes the failure of the Closing to be consummated by such time;

(c)                                  by the Requisite Series A Preferred Holders, if (i) the Company has breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by it such that the closing conditions set forth in Section 4.1(b) would not be satisfied, or (ii) there exists a breach of any representation or warranty of the Company contained in this Agreement such that the closing condition set forth in Section 4.1(a) would not be satisfied, or (iii) there exists a Material Adverse Effect, and in the case of both (i) and (ii) above, such breach or failure to perform has not been waived by the Requisite Series A Preferred Holders, and in the case of (i), (ii) and (iii) above, such breach, failure to perform or Material Adverse Effect has not been cured within ten (10) Business Days after receipt of written notice thereof or is incapable of being cured by the Company by the Termination Date; or

(d)                                 by the Requisite Series A Preferred Holders or the Company, upon written notice to the other party, if an Authority of competent jurisdiction has issued an Order or any other action permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to any party hereto whose breach of any provision of this Agreement results in or causes such Order or other action or such party is not in compliance with any of its obligations, covenants or agreements set forth in this Agreement.

Section 7.2                                    Effect of Termination. In the event of termination of this Agreement pursuant to Article VII by the Non-Wengen Investors, the Requisite Series A Preferred Holders, or the Company, as applicable, this Agreement will become void and have no effect, without any liability or obligation on the part of any Investor or the Company or any other Person; provided that, notwithstanding the foregoing, (a) no such termination shall relieve any party hereto of any liability for damages to the other party hereto resulting from any intentional breach by such party of this Agreement prior to such termination and (b) the provisions of this Section 7.2 and Article VIII of this Agreement will survive any termination of this Agreement. For the avoidance of doubt, any liability of an Investor for damages to any other party hereto resulting from any intentional breach of this Agreement by such Investor shall be several and not joint and several.

ARTICLE VIII

MISCELLANEOUS

Section 8.1                                    Entire Agreement.  This Agreement, together with the Transaction Documents, supersede all prior discussions, memoranda of understanding, term sheets, agreements and arrangements (whether written or oral, including all correspondence), if any, including that certain Summary of Terms, dated September 6, 2016, by and between the Company and Macquarie Capital, which shall survive until the Closing or in accordance with its terms, among the parties with respect to the transactions contemplated hereby and thereby and this Agreement (together with any amendments or modifications) and the Transaction Documents contain the sole and entire agreement between the parties with respect to the transactions contemplated hereby and thereby.

Section 8.2                                    Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any law from time to time:  (a) such provision will be fully severable from this Agreement and (b) this Agreement will be reformed, construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof.

Section 8.3                                    Binding Effect; Benefit.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective successors, legal representatives and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, subject to the applicable third party beneficiary provisions of Sections 1.3(b), Section 6.2 and Section 6.3 hereof.

Section 8.4                                    Assignability.  This Agreement shall not be assignable by any party without the prior written consent of each other party hereto; provided, that each Investor may assign its rights and obligations under this Agreement to any Transferee (as such term is defined under the Stockholders’ Agreement) to which the Purchased Securities may be transferred pursuant to the terms and subject to the conditions of the Stockholders’ Agreement and may assign its rights (but not its obligations) to any lender without the prior written consent of the Company.

Section 8.5                                    Amendment; Waiver.  No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company and the Requisite Series A Preferred Holders (as defined in the Certificate of Designations, and determined, with respect to the time period prior to the Closing, assuming the consummation of the Closing, including the full amount of Abraaj’s Investor Purchase Price, including, for the avoidance of doubt, the portion to be funded on the Abraaj Second Payment Date); provided, however, that any amendment or modification that would affect an Investor (solely in its capacity as an Investor and not otherwise) in a material and adverse manner shall be effected only with the prior written consent of such Investor.  The conditions to each party’s obligation to consummate the Closing and any other rights held individually by any party pursuant to this Agreement are for the sole benefit of such party and may only be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver of any party to this Agreement, as the case may be, will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.  Notwithstanding the foregoing, any amendment, waiver or other modification of any of Macquarie’s rights under Section 1.3(b), Section 8.16 or this Section 8.5 shall require the written consent of Macquarie.

Section 8.6                                    Third Party Beneficiary.  This Agreement shall not confer any rights to any other Person other than as may be expressly set forth herein (including the applicable third party beneficiary provisions of Section 1.3(b), Section 6.2 and Section 6.3 hereof).

Section 8.7                                    Headings.  The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

Section 8.8                                    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Section 8.9                                    Currency.  All references to “$” and dollar amounts contained in this Agreement are to U.S. dollars.

Section 8.10                             Governing Law; Jurisdiction.

(a)                                 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, United States, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

(i)                                     The Investors and the Company irrevocably agree that any legal Action, suit or proceeding arising out of or relating to this Agreement shall be brought against it exclusively in the Court of Chancery of the State of Delaware (or, if (and only if) the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, the Superior Court of the State of Delaware or any federal court sitting in the State of Delaware).  By the execution of this Agreement, the

Investors irrevocably submit to the exclusive jurisdiction of any such court in any such Action, suit or proceeding.

(ii)                                  Final judgment against any of the parties in any such Action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the United States, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by Law.

(b)                                 Each of the parties also irrevocably consents to the service of process being made by mailing copies of the papers by registered United States mail, postage prepaid, to the parties at their respective addresses specified pursuant to Section 8.12.

(c)                                  Service in the manner provided in Section 8.10(b) in any Action, suit or proceeding will be deemed personal service, will be accepted by the parties as such and will be valid and binding upon the parties for all purposes of any such action, suit or proceeding.

(d)                                 Each of the parties irrevocably waives to the fullest extent permitted by applicable Law:  (i) any objection which it may have now or in the future to the laying of the venue of any Action, suit or proceeding in any court referred to in this Section 8.10; (ii) any claim that any such Action, suit or proceeding has been brought in an inconvenient forum; and (iii) any and all rights to demand a trial by jury in any such Action, suit or proceeding brought against such party.

(e)                                  To the extent that any of the parties may be entitled in any jurisdiction to claim for itself or its assets immunity with respect to its obligations under this Agreement from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction that immunity (whether or not claimed) may be attributed to it or its assets, each of such parties irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted now or in the future by the Laws of such jurisdiction.

(f)                                   To the extent that any of the parties may, in any Action, suit or proceeding brought in any of the courts referred to in this Section 8.10 or a court of the United States or elsewhere arising out of or in connection with this Agreement, be entitled to the benefit of any provision of Law requiring the Investors in such action, suit or proceeding to post security for the costs of any of the parties, or to post a bond or to take similar action, each of the parties hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the Laws of the United States or, as the case may be, the jurisdiction in which such court is located.

Section 8.11                             WAIVER OF JURY TRIAL.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY

MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 8.12                             Notices.  All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise provided in this Agreement, shall be deemed to have been duly given on the date set forth below if delivered by same-day or next-day courier or mailed, first class postage prepaid, or transmitted by facsimile or email as described below:

Company:

Laureate Education, Inc.

650 S. Exeter Street

Baltimore, MD  21202

Attention:  Robert W. Zentz, Senior Vice President and General Counsel

Facsimile:  (410) 843-8544

E-mail:  robert.zentz@laureate.net

with a copy to:

DLA Piper LLP (US)

6225 Smith Avenue

Baltimore, Maryland 21209

Attention:  R.W. Smith, Jr., Esq.

Telecopy:  (410) 580-3266

E-mail:  jay.smith@dlapiper.com

Investors:

to the Investors as set forth on Schedule A hereto

Unless there is reasonable evidence that it was received at a different time, notice pursuant to this Section 8.12 is deemed given if:  (i) delivered by hand, when left at the address referred to in this Section 8.12; (ii) sent by mail or established courier services within a country, three (3) Business Days after posting; (iii) sent by mail or established courier service between two countries, five (5) Business Days after posting; and (iv) sent by facsimile or e-mail, when confirmation of its transmission has been recorded by the sender’s facsimile machine or sent by the recipient’s computer.

Section 8.13                             Other Definitions.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.

(a)                                 “Abraaj” means Abraaj Platinum Holding, L.P., a Cayman limited partnership.

(b)                                 “Abraaj Second Payment Date” has the meaning set forth in Section 1.3(a)(i).

(c)                                  “Action” means any complaint, litigation, cause of action, suit, arbitration, inquiry, investigation, claim, charge, demand, audit, hearing, condemnation proceeding or other similar legal proceeding, or investigation, whether at law or in equity, by or before any court of competent jurisdiction, Authority, regulatory or administrative agency or commission or arbitral panel.

(d)                                 “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of shares or other securities, by contract or otherwise.

(e)                                  “Aggregate Purchase Price” has the meaning set forth in Section 1.3.

(f)                                   “Agreement” has the meaning set forth in the Preamble.

(g)                                  “Anti-Corruption Laws” means collectively, any of the international anti-bribery principles as embodied in the United Nations Convention Against Corruption, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and any applicable national anti-bribery Laws including, but not limited to, the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and the U.S. Bank Secrecy Act.

(h)                                 “Authorization” means any consent, registration, filing, agreement, notarization, certificate, license, approval, permit, authority or exemption from, by or with any Authority or any other Person, including all corporate, creditors’ and stockholders’ approvals or consents.

(i)                                     “Authority” means: (i) any national, supranational, multinational, regional or local government or governmental, statutory, regulatory, administrative, fiscal, judicial, or government-owned body, department, commission, authority, tribunal, agency or entity, or central bank (or any Person whether or not government owned and howsoever constituted or called, that exercises the functions of a central bank); (ii) any subdivision or authority of any of the above; or (iii) any quasi-governmental or private body exercising or entitled to exercise any regulatory, expropriation, administrative, executive, judicial, legislative, police or taxing authority under or for the account of any of the above, including, in each case, any Educational Agency.

(j)                                    “Behavioral Information” means data collected from an IP address, web beacon, pixel gig, ad tag, cookie, local storage, software, or by any other means, or from a particular computer, Web browser, mobile telephone or other device or application, where such data is or may be used to identify or contact an individual or device or application, to predict or infer the preferences, interests, or other characteristics of the device or of a user of such device or application, or to target advertisements or other content to a device or application, or to a user of such device or application.

(k)                                 “Business Day” means any day other than a Saturday, a Sunday, or a holiday on which national banking associations in the State of New York are authorized by law to close.

(l)                                     “Certificate of Designations” has the meaning set forth in the Preamble.

(m)                             “Closing” has the meaning set forth in Section 1.2.

(n)                                 “Closing Date” has the meaning set forth in Section 1.2.

(o)                                 “Company” has the meaning set forth in the Preamble.

(p)                                 “Conversion Stock” has the meaning set forth in the Preamble.

(q)                                 “Current Stockholders” means the Persons listed on Schedule B hereto.

(r)                                    “Current Stockholder Purchase Price” has the meaning set forth in Section 1.3.

(s)                                   “Current Stockholders Structuring Fee” means, with respect to a Current Stockholder, the amount determined by the product of (i) three percent (3%) and (ii) the product of the Per Share Purchase Price multiplied by the number of Purchased Securities purchased by such Current Stockholder pursuant to this Agreement.

(t)                                    “Debt Documents” has the meaning set forth in Section 2.8(b).

(u)                                 “Disclosure Schedules” means the Disclosure Schedules dated as of the date hereof and delivered by the Company concurrently with the execution and delivery of this Agreement.

(v)                                 “Educational Agency” means any entity or organization, whether governmental, government chartered, tribal, private, or quasi-private, that engages in granting or withholding Educational Approvals, administers Student Financial Assistance Programs to or for students of, enforces Educational Laws, or otherwise regulates schools or programs in accordance with standards relating to the performance, operation, financial condition, or academic standards of such schools and programs.

(w)                               “Educational Approval” means any license, permit, authorization, program participation agreement, certification, accreditation, or similar approval issued or required to be issued by an Educational Agency to any School subject to the oversight of such Educational Agency, including any such approval (i) for the School to operate and offer its educational programs in all jurisdictions in which it operates, including all jurisdictions where it offers educational programs online or through other distance education delivery methods, (ii) for the School to participate in any Student Financial Assistance Program, and (iii) for graduates of the School to be eligible to obtain certification or licensure, or take any examinations to obtain such certification or licensure, for any program for which the School has represented to students or prospective students that such program will enable students to obtain such certification or licensure.

(x)                                 “Educational Law” means any federal, state, municipal, foreign or other law, regulation, order, accrediting body standard or other requirement applicable thereto, issued or administered by, or related to, any Educational Agency or any Student Financial Assistance Program.

(y)                                 “Engagement Letters” means, collectively, the Structuring Fee Engagement Letter and that certain investment banking services letter, each between the Company and Macquarie Capital (USA) Inc. (“Macquarie Capital”), dated as of the date hereof, and effective immediately upon the consummation of the Closing.

(z)                                  “Environmental Claim” means any Action, Order, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Substances; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

(aa)                          “Environmental Law” means any applicable Law, and any Order or binding agreement with any Authority relating to pollution (or the cleanup thereof) or the protection of the environment (including ambient air, soil, surface water or groundwater, or subsurface strata), including all those relating to the generation, handling, transportation, treatment, storage, disposal, distribution, labeling, discharge, release, threatened release, control or cleanup of any Hazardous Substances, as each of the foregoing are promulgated and in effect on or prior to the Closing Date.

(bb)                          “Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

(cc)                            “Environmental Permit” means all permits, approvals, identification numbers, licenses and other authorizations required under or issued pursuant to any applicable Environmental Law for the operation of the business of Company or any of its Key Subsidiaries.

(dd)                          “Expense Reimbursement Payment” has the meaning set forth in Section 8.16.

(ee)                            “Financial Memoranda” means, collectively, (a) that certain memorandum, dated May 11, 2016 (updated on August 13, 2016 for formatting/clarification purposes only, with no change to conclusion), from Mr. Wade Adkins, Director of Accounting, GPS, to Walden E-Learning, LLC Accounting Files, regarding “Analysis of Cash Flow Presentation for U.S. GAAP on Walden’s Stand-Alone Financials”, (b) that certain memorandum, dated May 18, 2016 (with updates as of August 3, 2016), from the Company to its

Accounting Policies and Documentation department, regarding the “Jewel Sale Impact on Swiss Lease with Colony”, (c) that certain memorandum, dated May 13, 2016, from the Company to its Corporate Accounting department, regarding “Disclosure requirements of a Correction of an Error in Previously Issued Financial Statements”, and (d) that certain memorandum, dated May 4, 2016, from the Company’s Corporate Accounting department to the Company’s Accounting Files, authored by Michael Ryan, Chief Accounting Officer, and Cihan Unursal, Accounting Manager, and updated by Tal Darmon for SD assessment/documentation purposes, on August 15, 2016, each attached as Exhibit B hereto.

(ff)                              “Fundamental Representations” has the meaning set forth in Section 6.1.

(gg)                            “Government Official” means any officer, employee, agent or representative of any government, majority government-owned or controlled entity, instrumentality or any Person acting in an official capacity, including any candidate, official or representative of a political party.

(hh)                          “Hazardous Substance” means (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

(ii)                                  “Information Package” means the draft Form S-1 Registration Statement, dated as of November 18, 2016 and the third quarter financial package provided by the Company to the Investors.

(jj)                                “Investor Purchase Price” has the meaning set forth in Section 1.3.

(kk)                          “Investors” has the meaning set forth in the Preamble.

(ll)                                  “Key Subsidiary” means all Subsidiaries of the Company listed on Schedule 2.15(b) of the Disclosure Schedules.

(mm)                  “knowledge” means, with respect to the Company, the knowledge of any of the following people after reasonable inquiry:  Douglas L. Becker, Chairman and Chief Executive Officer, Eilif Serck-Hanssen, Executive Vice President and Chief Financial Officer, Robert W. Zentz, Senior Vice President, Secretary and General Counsel, Enderson Guimaraes, President and Chief Operating Officer, Ricardo Berckemeyer, Chief Executive Officer, Latin America, Miguel Carmelo, Chief Executive Officer, Europe, Timothy F. Daniels, Chief Executive Officer, Asia, Middle East and Africa, and, but solely with respect to ethics and compliance (including anti-corruption) matters, Mark Snyderman or their respective successors.

(nn)                          “Liability” means any direct or indirect liability, expense, claim, deficiency, guaranty, endorsement or obligation of whatever kind, nature, character or description (whether known or unknown, whether secured or unsecured, whether asserted or unasserted, whether direct or indirect, whether joint or several, whether vested or unvested, whether disputed or undisputed, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether due or to become due, or whether determined, determinable or otherwise), including any liability for Taxes.

(oo)                          “Liens” means any encumbrance, restriction, claim,  mortgage, pledge, charge, assignment, hypothecation, security interest, title retention, preferential right, option (including call commitments), trust arrangement, right of set off, counterclaim or banker’s lien, privilege or priority of any kind having the effect of security, any designation of loss payees or beneficiaries or any similar arrangement under or with respect to any insurance policy or any preference of one creditor over another arising by operation of Law.

(pp)                          “Losses” of a Person means any and all losses, Liabilities, costs, awards, penalties, Taxes, interest, injunctions, Actions, deficiencies, diminution of value, expense or fees (including court costs and reasonable attorneys’ and consultants’ fees and disbursements and costs of litigation), damages, fines, judgments, or claims suffered or incurred by such Person, including any damages paid or payable to third parties pursuant to a third party claim, but excluding in all cases exemplary or punitive damages other than exemplary or punitive damages actually payable to a third party.

(qq)                          “Macquarie” has the meaning set forth in the Preamble.

(rr)                                “Macquarie Capital” has the meaning set forth in the definition of “Engagement Letters”.

(ss)                              “Material Adverse Effect” means any fact, circumstance, change, effect or occurrence that has a material adverse effect on the business, assets, results of operations or financial condition of the Company and its Subsidiaries taken as a whole; provided, however, the following shall not be taken into account in the determination of whether a Material Adverse Effect has occurred, or would reasonably be expected to occur: (i) changes in general economic (including with respect to currency exchange rates) or tax conditions, including any changes affecting credit or capital market conditions or in the industry in which the Company and its Subsidiaries operate; (ii) changes arising in connection with natural disasters, hostilities, acts of war, sabotage or military actions; (iii) changes in Laws (including Educational Laws) or GAAP (in each case, occurring after the date hereof); (iv) changes resulting from any action expressly required (excluding the requirement to consummate the Transactions) or in express compliance with this Agreement; or (v) changes arising solely from the announcement of the Transactions; provided, however, that a fact, circumstance, change, effect or occurrence that otherwise would constitute a “Material Adverse Effect” pursuant hereto shall not constitute a “Material Adverse Effect” unless (x) it causes, or would reasonably be expected to cause, a Major Default, or (y) it results, or would reasonably be expected to result, in more than $150,000,000 annual reduction in Adjusted EBITDA (as defined in the Stockholders Agreement) of the Company and its Subsidiaries, taken as a whole, or (z) solely for purposes of Section 4.1(c) of this Agreement it is a new matter after the date of this agreement that would create a material exposure to the Company under the Foreign Corrupt Practices Act of 1977.

(tt)                                “Major Default” means the occurrence of an Event of Default under the Debt Documents (as defined in the Stockholders Agreement)) in respect of indebtedness in a principal amount equal to or greater than $100 million, other than an Event of Default in respect of interest or principal, which has not been cured within thirty (30) days.  “Event of Default” has the meaning set forth in the Debt Documents.

(uu)                          “Minimum Closing Amount” has the meaning set forth in Section 1.1.

(vv)                          “Non-Wengen Investors” has the meaning set forth in the Preamble.

(ww)                      “Per Share Purchase Price” has the meaning set forth in Section 1.1.

(xx)                          “Permitted Liens” means any Liens incurred by the Company or any of its Subsidiaries in connection with or as a result of its obligations under (i) the Debt Documents (as defined in the Stockholders’ Agreement), (ii) any other credit facilities and loan agreements entered into in the ordinary course of business by the Company and its Subsidiaries,(iii) lease agreements entered into by the Company and its Subsidiaries, (iv) “Permitted Liens” as such term is defined in the Credit Agreement (as defined in the Stockholders Agreement), and (v) and the liens permitted under Section 10.2 of the Credit Agreement.

(yy)                          “Person” means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization or a government or any department or agency or political subdivision thereof, or any group consisting of one or more of the foregoing.

(zz)                            “Personal Information” means information and data concerning a identified or identifiable natural person, including without limitation any information specifically defined or identified in any Company or subsidiary privacy policy as “personal information,”  “personally identifiable information,” or “PII.” Personally Identifiable Information may relate to any individual, including a current, prospective or former student, employee or vendor of any Person. Personally Identifiable Information includes information in any form, including paper, electronic and other forms.

(aaa)                   “Purchased Securities” has the meaning set forth in Section 1.1.

(bbb)                   “Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

(ccc)                      “Requisite Series A Preferred Holders” shall mean, as of any date of determination, the holders of two thirds or more of the aggregate Modified Liquidation Preference as of such date (assuming that the Closing has occurred as of such date if such date is prior to the Closing), voting together as a separate class; provided, that, from the date hereof until the Abraaj Second Payment Date, such amount shall be determined as if Abraaj has paid its entire Investor Purchase Price, including, for the avoidance of doubt, the portion to be funded on the Abraaj Second Payment Date.  Notwithstanding the foregoing or the applicable provisions of the General Corporation Law of the State of Delaware, including Section 242(b) thereof, shares of Series A Preferred Stock held by the Current Stockholders or any Affiliates of the Current

Stockholders, if any, shall not be counted for purposes of determining whether the Requisite Series A Preferred Holders threshold has been satisfied (and shall be disregarded in the numerator and the denominator of that determination); provided, that, such restriction shall automatically terminate without any further action upon the Transfer of shares of Series A Preferred Stock by the Current Stockholders or any Affiliates of the Current Stockholders, as applicable, to an unaffiliated third party and such unaffiliated third party shall be entitled to vote or consent to the actions subject to a vote or consent of the Requisite Series A Preferred Holders pursuant hereto.

(ddd)                   “School” means any educational institution that is a Key Subsidiary or a United States School or is owned or operated by a Key Subsidiary or a United States School, including any main campus, branch campus, additional location, satellite or other facility thereof where it provides or offers fifty percent (50%) or more of an educational program.

(eee)                      “Securities” has the meaning set forth in the Preamble.

(fff)                         “Series A Preferred Stock” has the meaning set forth in the Preamble.

(ggg)                      “Series A-1 Preferred Stock” has the meaning set forth in the Preamble.

(hhh)                   “Series A-2 Preferred Stock” has the meaning set forth in the Preamble.

(iii)                               “Special Fundamental Representations” has the meaning set forth in Section 4.1(a).

(jjj)                            “Student Financial Assistance Program” means any government-sponsored financial assistance program pursuant to which student financial assistance, grants or loans are provided to, or on behalf of, a School’s students.

(kkk)                   “Structuring Fee” means a fee that is payable to Macquarie Capital at the Closing pursuant to the Structuring Fee Engagement Letter.

(lll)                               “Structuring Fee Engagement Letter” means that certain engagement letter, between the Company and Macquarie Capital, dated as of the date hereof, and effective immediately upon the consummation of the Closing.

(mmm)       “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is, at the time of determination, owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, limited liability company, or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof, or (iii) if a non-profit corporation or similar entity, the power to vote or direct the voting of sufficient securities or membership or other interests to elect directors (or comparable authorized persons of such entity) having a majority of the voting power of the board of directors (or comparable governing body) of such corporation or similar entity is, at the time of determination, owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons is allocated a majority of partnership, association or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, limited liability company, association or other business entity. For the avoidance of doubt, the term Subsidiaries shall include those entities that the Company has determined under USGAAP (with the concurrence of its independent accountants) to be consolidated as of the date hereof. Unless the context requires otherwise, each reference to a Subsidiary will be deemed to be a reference to a Subsidiary of the Company and the Subsidiaries of the Company shall include the entities listed as “Subsidiaries” on Section 2.15 of the Disclosure Schedules.

(nnn)                   “Taxes” shall mean all taxes, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated Taxes of any kind and all interest, penalties, fines, additions to Tax or additional amounts imposed by any Authority with respect thereto.

(ooo)                   “Tax Authority” means any Authority responsible for the imposition of a Tax.

(ppp)                   “Tax Return” means any return, declaration, report, claim for refund or information return or other similar statement relating to Taxes filed or required to be filed with a Tax Authority, including any schedule or attachment thereto, and including any amendment thereof.

(qqq)                   “United States School” means each of Walden University, Kendall College, New School of Architecture and Design, and University of St. Augustine for Health Sciences.

(rrr)                            “U.S. Subsidiaries” means Walden University, LLC, Kendall College, LLC, NewSchool of Architecture and Design, LLC, and University of St. Augustine for Health Sciences, LLC.

(sss)                         “Wengen” means Wengen Alberta, Limited Partnership.

(ttt)                            “Wengen Extension Agreement” means that certain Extension of Rights Agreement, dated as of the date hereof, but effective immediately upon the consummation of the Closing, by and among the Investors and the limited partners of Wengen parties thereto.

(uuu)                   “Wengen Transaction Documents” means (a) that certain Amendment No. 3 and Waiver and Consent to the Securityholders Agreement and Majority Written Consent of the Stockholders of Laureate Education, Inc., by and among, Wengen, Wengen Investments Limited, the general partner of Wengen, and the other parties thereto, (b) that certain Amendment No. 2 to the Registration Rights Agreement of Wengen, by and among Wengen, Wengen Investments Limited, the general partner of Wengen, and the other parties thereto, and

(c) that certain Amendment No. 1 to the Seventh Amended and Restated Limited Partnership Agreement of Wengen, by and among Wengen Investments Limited, the general partner of Wengen, and the other parties thereto, each dated as of the date hereof, but effective immediately upon the consummation of the Closing.

(vvv)                   “Whistleblower Complaint” has the meaning set forth in Section 2.11(b).

Section 8.14                             Interpretation.

(a)                                 The use of the word “or” is not intended to be exclusive unless expressly indicated otherwise.

(b)                                 The use of the terms “herein,” “hereof” and “hereunder” and other words of similar import shall refer to this Agreement as a whole and not to any particular article, section, paragraph or subdivision of, or exhibit or schedule to, this Agreement.

(c)                                  Whenever the words “including,” “includes,” “included” and “include” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(d)                                 All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

(e)                                  The Disclosure Schedules have been arranged for purposes of convenience in separately numbered sections corresponding to sections of this Agreement; provided, however, that disclosure of an item in response to one section of the Disclosure Schedules shall constitute disclosure and response to every other section of the Disclosure Schedules to which its application is reasonably apparent that such disclosure is applicable to such other section or subsection of the Disclosure Schedules and the representations and warranties set forth in this Agreement to which such other section or subsection relates. The fact that any item or other information is disclosed in the Disclosure Schedules shall not be construed to mean that such information is required to be disclosed by the Agreement or as an admission or indication that such disclosure is or is not material or that such item has had or would reasonably be expected to have a Material Adverse Effect.  Capitalized terms used in the Disclosure Schedules and not otherwise defined therein have the meanings given to them in this Agreement. In the event a subject matter is addressed in more than one representation and warranty, each Investor will be entitled to rely only on the most specific representation and warranty addressing such matter.

Section 8.15                             Public Announcements.  None of the parties hereto may represent the Investors’ views on any matter or suggest or imply that the Investors are responsible or liable for any activities of the Company or any of its Subsidiaries.  Except as otherwise provided in this Section 8.15 and other than with respect to filings or notices required by Law or the Debt Documents, the Company may only reference the name and logo of an Investor and refer to the aggregate amount of Purchased Securities issued and sold pursuant hereto in (i) any presentations, materials or other disclosures prepared and/or made in connection with a Public Offering or any offering of debt securities of the Company (including in connection with roadshows and analyst meetings), or (ii) in connection with its customary marketing activities in the ordinary course of its business consistent with past practice.  Other than with respect to filings or notices required by Law or the Debt Documents, the Company may not refer to an Individual Investor Purchase Price.  Each Investor and any of its respective Affiliates may publicly disclose their participation (and solely their participation) in the transactions contemplated by this Agreement and the documents contemplated thereby, and in connection therewith may reference the name and logo of the Company.  Except with respect to filings or notices required by Law or the Debt Documents, or as otherwise provided in the second, third and fourth sentences of this Section 8.15, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and no party hereto will make any such news release or public disclosure without first giving prior written notice and consulting with the other parties hereto and receiving its consent (which shall not be unreasonably withheld or delayed) and each party shall coordinate with the other with respect to any such news release or public disclosure.

Section 8.16                             Expense Reimbursement.  The Company shall reimburse Macquarie for all documented reasonable out of pocket fees, costs and expenses (including the reasonable fees and expenses of its counsel) incurred by Macquarie or any of its Affiliates in connection with Macquarie’s purchase of the Purchased Securities or the issuance and sale by the Company of shares of Series A Preferred Stock to a Person other than a Current Stockholder (each such payment, an “Expense Reimbursement Payment”) on the earlier of the Closing or the termination of this Agreement pursuant to Article VII hereof; provided, however, that the aggregate amount to be reimbursed shall not exceed $2,700,000 in the aggregate without the prior written consent of the Company.

Section 8.17                             Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement or any of the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any of the Transaction Documents. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or to create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor confirms that it has independently participated in the negotiation of the transactions contemplated hereby. All rights, powers and remedies provided to the Investors under this Agreement or otherwise available in respect thereof at law or in equity shall be cumulative and not alternative or exclusive, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other rights, powers or remedies by such party or any other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

LAUREATE EDUCATION, INC.

By:	/s/ Robert W. Zentz
	Name:	Robert W. Zentz
	Title:	Senior Vice President, General Counsel

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

MACQUARIE SIERRA INVESTMENT HOLDINGS, INC.

By:	/s/ Larry Handen
	Name:	Larry Handen
	Title:	Authorized Signatory

By:	/s/ Tobias Bachteler
	Name:	Tobias Bachteler
	Title:	President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

ABRAAJ PLATINUM HOLDING, L.P.

By: Abraaj Platinum GP Limited, acting in its capacity as general partner of Abraaj Platinum Holding, L.P.

By:	/s/ Waqar Siddique
	Name:	Waqar Siddique
	Title:	Authorized Signatory

By:	/s/ Rafique Lakhani
	Name:	Rafique Lakhani
	Title:	Authorized Signatory

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO SPECIAL SITUATIONS FUND, L.P.

By: Apollo Situations Advisors, L.P., its general partner
By: Apollo Special Situations Advisors GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

AESI II, L.P.

By: Apollo European Strategic Management, L.P., its Investment Manager
By: Apollo European Strategic Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By: Apollo Centre Street Advisors (APO DC), L.P., its General Partner
By: Apollo Centre Street Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By: Apollo Zeus Strategic Advisors, L.P., its General Partner
By: Apollo Zeus Strategic Advisors, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

AP INVESTMENT EUROPE III, L.P.

By: Apollo Europe Management III, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By: Apollo Credit Opportunity Advisors III LP, its General Partner
By: Apollo Credit Opportunity Management III LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO HERCULES PARTNERS, L.P.

By: Apollo Hercules Advisors, L.P., its General Partner
By: Apollo Hercules Advisors GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO UNION STREET PARTNERS, L.P.

By: Apollo Union Street Advisors, L.P., its General Partner
By: Apollo Union Street Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO THUNDER PARTNERS, L.P.

By: Apollo Thunder Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO KINGS ALLEY CREDIT FUND, L.P.

By: Apollo Kings Alley Credit Advisors, L.P., its General Partner
By: Apollo Kings Alley Credit Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

APOLLO A-N CREDIT FUND (DELAWARE), L.P.

By: Apollo A-N Credit Management, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

APOLLO TOWER CREDIT FUND, L.P.

By: Apollo Tower Credit Advisors, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

APOLLO LINCOLN PRIVATE CREDIT, L.P.

By: Apollo Lincoln Private Credit Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

RK GOLD (CAYMAN) HOLDINGS, L.P.

By: CFIG (Cayman) Holdings Limited, its general partner

By:	/s/ Jonathan Jacoby
	Name:	Jonathan Jacoby
	Title:	Vice President

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

KKR 2006 FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates 2006 (Overseas), Limited Partnership, its General Partner

By:	KKR 2006 Limited, its General Partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR PARTNERS II (INTERNATIONAL), LIMITED PARTNERSHIP

By:	KKR PI-II GP Limited, its General Partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SNOW, PHIPPS GROUP, LP.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
	Name:	Ian K. Snow
	Title:	Managing Member

SNOW, PHIPPS GROUP (RPV), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
	Name:	Ian K. Snow
	Title:	Managing Member

SNOW, PHIPPS GROUP (OFFSHORE), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
	Name:	Ian K. Snow
	Title:	Managing Member

SNOW, PHIPPS GROUP (B), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
	Name:	Ian K. Snow
	Title:	Managing Member

S.P.G. CO-INVESTMENT, L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
	Name:	Ian K. Snow
	Title:	Managing Member

[Signature Page to Subscription Agreement]

Exhibit A

Education Regulatory

[See attached.]

Exhibit B

Financial Memoranda

[See attached.]

Annex I

Certificate of Designations

[See attached.]

Annex II

Investors’ Stockholders Agreement

[See attached.]

Annex III

Registration Rights Agreement

[See Attached.]

Annex IV

Certificate of Incorporation

[See attached.]

Annex V

Bylaws

[See attached.]

Annex VI

Form of Opinion

[See attached.]

Schedule A

SCHEDULE OF NON-WENGEN INVESTORS

Investor’s Name and Address	Type of Series A Preferred Stock Purchased (A-1 or A-2)	No. of Shares of Series A Preferred Stock Purchase	Purchase Price
Macquarie Sierra Investment Holdings Inc.	A-1	23,000	$23,000,000
125 W 55th Street, Level 17
New York, New York 10019
Attention: MacCap Legal and Melissa Toomey
E-mail: ibgcflegalna@macquarie.com; Melissa.Toomey@macquarie.com with a copy to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Ilan Nissan, Paul Cicero and Oreste Cipolla
Telecopy: +1 212 202 6392
E-mail: INissan@Goodwinlaw.com; PCicero@Goodwinlaw.com; OCipolla@Goodwinlaw.com

AESI II, L.P.	A-2	2,367.285	$2,367,285
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Centre Street Partnership, L.P.	A-2	6,554.247	$6,554,247
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Zeus Strategic Investments, L.P.	A-2	3,528.554	$3,528,554
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Credit Opportunity Trading Fund III LP	A-2	29,200.064	$29,200,064
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

AP Investment Europe III, L.P.	A-2	2,931.087	$2,931,087
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Hercules Partners, L.P.	A-2	2,620.847	$2,620,847
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Union Street Partners, L.P.	A-2	1,905.419	$1,905,419
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Thunder Partners, L.P.	A-2	2,184.039	$2,184,039
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Kings Alley Credit Fund, L.P.	A-2	2,185.317	$2,185,317
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Lincoln Private Credit, L.P.	A-2	2,130.770	$2,130,770
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo A-N Credit Fund (Delaware), L.P.	A-2	2,352.370	$2,352,370
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000

E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Tower Credit Fund, L.P.	A-2	5,540.001	$5,540,001
c/o Apollo Tower Credit Fund, L.P.
One Manhattanville Road, Suite 201
Purchase, NY 10577
Attention: Joseph D. Glatt
E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Special Situations Fund, L.P.	A-2	63,500.000	$63,500,000
c/o Apollo Special Situations Advisors, L.P.
One Manhattanville, Suite 201
Purchase, NY 10577
Attn: General Counsel

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Brian Finnegan and Tracey Zaccone
Telecopy: +1 212 373 3000
E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

RK Gold (Cayman) Holdings, L.P.	A-2	48,000.000	$48,000,000
c/o GCM Customized Fund Investment Group, L.P
767 Fifth Avenue, 14th Floor
New York, NY 10153

Attention: General Counsel
E-mail: legal@gcmlp.com

with a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166-0193
Attention: Edward Sopher and Glenn Pollner
Telecopy: +1 212 351 4000
E-mail: ESopher@gibsondunn.com; GPollner@gibsondunn.com

Abraaj Platinum Holding, L.P.	A-2	127,000.000	$127,000,000
The Abraaj Group
Pedregal 24-801B
Molino del Rey, 11040
Mexico City, Mexico
Attention: Miguel Olea and Eduardo Cortina
Telecopy: +52 55 9178 9010
E-mail: miguel.olea@abraaj.com; eduardo.cortina@abraaj.com

with a copy to:

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, MA 02110-1802
Attention: Shayla Harlev
Telecopy: +1 617 772 8300
E-mail: Shayla.Harlev@weil.com

Schedule B

SCHEDULE OF CURRENT STOCKHOLDERS

Current Stockholder’s Name and Address	Type of Series A Preferred Stock Purchased (A-1 or A-2)	No. of Shares of Series A Preferred Stock Purchase	Purchase Price
KKR 2006 Fund (Overseas), Limited Partnership	A-2	59,350.000	$59,350,000
Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019
Attention: General Counsel
Facsimile: +1 212 750 0003

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

KKR Partners II (International), Limited Partnership	A-2	650.000	$650,000
Kohlberg Kravis Roberts & Co.
9 West 57th St., Suite 4200
New York, NY 10019
Attention: General Counsel
Facsimile: +1 212 750 0003

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

Snow, Phipps Group, LP.	A-2	13,669.987	$13,669,986.90
667 Madison Avenue, 18th Floor
New York, NY 10021

Attention: Ian K. Snow
Telecopy:
E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

S.P.G. Co-Investment, L.P.	A-2	45	$45,000.00
667 Madison Avenue, 18th Floor
New York, NY 10021
Attention: Ian K. Snow
Telecopy:
E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

Snow, Phipps Group (B), L.P.	A-2	131.324	$131,324.17
667 Madison Avenue, 18th Floor
New York, NY 10021
Attention: Ian K. Snow
Telecopy:
E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

Snow, Phipps Group (Offshore), L.P.	A-2	441.838	$441,838.33
667 Madison Avenue, 18th Floor
New York, NY 10021
Attention: Ian K. Snow
Telecopy:
E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com

Snow, Phipps Group (RPV), L.P.	A-2	711.851	$711,850.64
667 Madison Avenue, 18th Floor
New York, NY 10021
Attention: Ian K. Snow
Telecopy:
E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: Sean D. Rodgers, P.C.
Telecopy: +1 212 446 4800
E-mail: Sean.rodgers@kirkland.com